UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5262

MFS SERIES TRUST VIII

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Global Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

10/31/10

WGF-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we near the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
BHP Billiton PLC	2.8%
Cisco Systems, Inc.	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.2%
Danaher Corp.	2.2%
Oracle Corp.	2.0%
National Oilwell Varco, Inc.	2.0%
Schlumberger Ltd.	1.9%
Groupe Danone	1.8%
Pernod Ricard S.A.	1.7%
Accenture Ltd., “A”	1.7%

Equity sectors
Financial Services	18.0%
Technology	17.3%
Consumer Staples	14.2%
Health Care	13.0%
Basic Materials	9.3%
Retailing	8.0%
Energy	6.7%
Special Products & Services	6.0%
Industrial Goods & Services	5.2%
Leisure	0.8%
Utilities & Communications	0.7%

Issuer country weightings
United States	47.7%
United Kingdom	11.1%
France	8.5%
Switzerland	7.0%
Germany	5.0%
Japan	5.0%
Brazil	3.6%
Taiwan	3.3%
Netherlands	2.0%
Other Countries	6.8%

Percentages are based on net assets as of 10/31/10.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2010, Class A shares of the MFS Global Growth Fund (the “fund”) provided a total return of 13.92%, at net asset value. This compares with a return of 17.48% for the fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World Growth Index. Effective September 30, 2010, the MSCI All Country World Index replaced the MSCI World Growth Index as the fund’s other benchmark. For the twelve months ended October 31, 2010, the MSCI All Country World Index generated a return of 14.65% and the MSCI World Growth Index generated a return of 16.33%.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Detractors from Performance

A combination of stock selection and an overweighted position in the financial services sector detracted from the fund’s performance relative to the MSCI All Country World Growth Index. The fund’s holdings of brokerage houses, Nomura Holdings (Japan) (b) and Charles Schwab, stock exchange Deutsche Boerse (Germany), and financial services provider Bank of New York Mellon (b) were among the fund’s top relative detractors.

Bank of New York Mellon underperformed the market during the latter part of the reporting period as the custody bank’s near-term earnings continued to be

3

Management Review – continued

hurt by record low interest rates, which squeezed its net interest revenue and reduced profit from its fixed income portfolios and securities lending business.

Security selection in the energy sector was also a negative factor for relative performance. Our overweighted position in oil and gas exploration company INPEX (Japan), and the timing of our ownership in shares of integrated oil company Total S.A. (France) (h), had a negative impact on relative returns. Shares of INPEX plunged as the company announced that it was going to raise capital using a stock issue to finance the development of the Ichthys natural gas project in Australia.

An underweighted position in the basic materials sector hindered relative results. No individual stocks within this sector were among the fund’s top relative detractors for the reporting period.

Securities in other sectors that held back relative performance included Hong Kong-headquartered retailer Esprit Holdings, telecommunications company China Unicom (Hong Kong) Ltd. (b)(h), and business information provider Dun & Bradstreet Corp.

During the reporting period, the fund’s currency exposure also detracted from relative returns. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

The fund’s cash position was another negative factor for relative results. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Favorable stock selection in the technology sector boosted relative performance. Not owning poor-performing software giant Microsoft and computer products and services provider Hewlett-Packard benefited relative returns.

Security selection in the retailing sector also contributed to relative results. The fund’s overweighted positions in strong-performing luxury goods companies, Compagnie Financiere Richemont S.A. (Switzerland) and LVMH Moët Hennessy Louis Vuitton (France), had a positive effect on relative performance. Shares of LVMH appreciated after the company reported a significant profit increase during the first half of the reporting period which exceeded analysts’ expectations. In addition, demand for luxury goods has been increasing in China, and U.S. and European retailers have been replenishing inventories following the recession.

4

Management Review – continued

Stock selection in the special products & services sector aided relative returns. Within this sector, the timing of our ownership in product safety testing company Intertek Group (U.K) had a positive impact on results. The company forecasted strong growth in its food and alternative energy divisions due to increases in regulations and product launches. U.S. regulators recently proposed new guidelines to reduce food-borne illnesses and the European Union tightened food-packaging rules. Intertek expects these regulations to result in increased demand for its testing services.

Individual standout contributors in other sectors that bolstered relative performance included oil and gas drilling equipment manufacturer National Oilwell Varco, Brazilian brewer Companhia de Bebidas das Americas, financial services holding company Credicorp (Peru) (h), electrical distribution equipment manufacturer Schneider Electric (France) (b) , and flavors and fragrances supplier Symrise (Germany) (b).

Respectfully,

David Antonelli	Jeffrey Constantino
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective January 12, 2010, David Antonelli became a co-manager of the fund. Previously, the fund was co-managed by Barry Dargan.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	11/18/93	13.92%	4.77%	1.85%	N/A
B	11/18/93	13.06%	3.99%	1.09%	N/A
C	1/03/94	13.09%	4.01%	1.08%	N/A
I	1/02/97	14.18%	5.04%	2.09%	N/A
R1	4/01/05	13.06%	3.94%	N/A	4.36%
R2	10/31/03	13.66%	4.38%	N/A	6.37%
R3	4/01/05	13.93%	4.71%	N/A	5.15%
R4	4/01/05	14.21%	5.00%	N/A	5.43%
Comparative benchmarks
MSCI All Country World Growth Index (f)		17.48%	4.68%	1.28%	N/A
MSCI All Country World Index (f)		14.65%	4.23%	2.70%	N/A
MSCI World Growth Index (f)		16.33%	3.83%	0.54%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		7.37%	3.54%	1.25%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		9.06%	3.64%	1.09%	N/A
C With CDSC (1% for 12 months) (x)		12.09%	4.01%	1.08%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

MSCI All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

7

Performance Summary – continued

MSCI World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed markets.

It is not possible to invest directly in an index.

Notes to Shareholders: Effective September 30, 2010, the MSCI All Country World Index became the fund’s other benchmark, replacing the MSCI World Growth Index because MFS believes that the MSCI All Country World Index more closely represents the fund’s investment policies and strategies.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2010 through October 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/10	Ending Account Value 10/31/10	Expenses Paid During Period (p) 5/01/10-10/31/10
A	Actual	1.54%	$1,000.00	$1,040.13	$7.92
	Hypothetical (h)	1.54%	$1,000.00	$1,017.44	$7.83
B	Actual	2.29%	$1,000.00	$1,035.52	$11.75
	Hypothetical (h)	2.29%	$1,000.00	$1,013.66	$11.62
C	Actual	2.29%	$1,000.00	$1,035.88	$11.75
	Hypothetical (h)	2.29%	$1,000.00	$1,013.66	$11.62
I	Actual	1.29%	$1,000.00	$1,041.00	$6.64
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56
R1	Actual	2.29%	$1,000.00	$1,035.94	$11.75
	Hypothetical (h)	2.29%	$1,000.00	$1,013.66	$11.62
R2	Actual	1.79%	$1,000.00	$1,038.54	$9.20
	Hypothetical (h)	1.79%	$1,000.00	$1,016.18	$9.10
R3	Actual	1.54%	$1,000.00	$1,039.83	$7.92
	Hypothetical (h)	1.54%	$1,000.00	$1,017.44	$7.83
R4	Actual	1.29%	$1,000.00	$1,041.32	$6.64
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.1%
Issuer	Shares/Par	Value ($)

Aerospace - 0.9%
United Technologies Corp.	28,740	$2,148,889

Alcoholic Beverages - 5.2%
Companhia de Bebidas das Americas, ADR	22,860	$3,183,026
Diageo PLC	172,770	3,189,174
Heineken N.V.	30,190	1,530,312
Pernod Ricard S.A.	42,810	3,796,030

		$11,698,542
Apparel Manufacturers - 3.9%
Compagnie Financiere Richemont S.A.	37,091	$1,849,933
Li & Fung Ltd.	300,200	1,595,970
LVMH Moet Hennessy Louis Vuitton S.A.	22,140	3,469,707
NIKE, Inc., “B”	22,460	1,829,142

		$8,744,752
Broadcasting - 0.8%
Publicis Groupe	38,130	$1,899,351

Brokerage & Asset Managers - 6.5%
BM&F Bovespa S.A.	214,600	$1,798,536
Charles Schwab Corp.	128,430	1,977,822
CME Group, Inc.	8,270	2,395,406
Deutsche Boerse AG	31,230	2,197,637
Franklin Resources, Inc.	21,880	2,509,636
ICAP PLC	338,790	2,476,528
Nomura Holdings, Inc.	277,200	1,445,441

		$14,801,006
Business Services - 6.0%
Accenture Ltd., “A”	84,590	$3,782,019
Cognizant Technology Solutions Corp., “A” (a)	22,950	1,496,111
Dun & Bradstreet Corp.	40,750	3,032,208
Hays PLC	639,080	1,131,553
Intertek Group PLC	48,490	1,441,297
MSCI, Inc., “A” (a)	45,570	1,633,685
Verisk Analytics, Inc., “A” (a)	40,710	1,213,565

		$13,730,438

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 1.0%
Monsanto Co.	39,800	$2,364,916

Computer Software - 3.1%
Autodesk, Inc. (a)	69,020	$2,497,144
Oracle Corp. (s)	155,100	4,559,940

		$7,057,084
Computer Software - Systems - 5.5%
Acer, Inc.	846,510	$2,463,840
Apple, Inc. (a)	11,280	3,393,814
EMC Corp. (a)	56,560	1,188,326
International Business Machines Corp.	25,870	3,714,932
Konica Minolta Holdings, Inc.	170,000	1,638,804

		$12,399,716
Consumer Products - 4.6%
Beiersdorf AG	16,680	$1,086,705
Church & Dwight Co., Inc.	28,380	1,868,823
Colgate-Palmolive Co.	34,270	2,642,902
Procter & Gamble Co.	35,730	2,271,356
Reckitt Benckiser Group PLC	44,690	2,499,871

		$10,369,657
Electrical Equipment - 3.8%
Danaher Corp.	113,150	$4,906,184
Schneider Electric S.A.	25,837	3,667,914

		$8,574,098
Electronics - 5.5%
Hoya Corp.	81,800	$1,902,729
Microchip Technology, Inc.	58,130	1,870,623
Samsung Electronics Co. Ltd.	2,982	1,979,951
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	455,808	4,972,865
Tokyo Electron Ltd.	31,200	1,749,479

		$12,475,647
Energy - Independent - 0.9%
INPEX Corp.	406	$2,118,850

Energy - Integrated - 1.9%
Chevron Corp.	19,000	$1,569,590
Hess Corp.	24,430	1,539,823
Suncor Energy, Inc.	38,010	1,217,930

		$4,327,343

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 4.4%
Groupe Danone	65,440	$4,141,835
Mead Johnson Nutrition Co., “A”	18,430	1,084,053
Nestle S.A.	39,767	2,178,183
PepsiCo, Inc.	40,330	2,633,549

		$10,037,620
Food & Drug Stores - 1.2%
Tesco PLC	397,573	$2,719,253

General Merchandise - 0.7%
Kohl’s Corp. (a)	28,770	$1,473,024

Internet - 0.8%
Google, Inc., “A” (a)	3,010	$1,845,100

Machinery & Tools - 0.5%
Schindler Holding AG	10,242	$1,098,045

Major Banks - 6.1%
Bank of New York Mellon Corp.	94,520	$2,368,671
Credit Suisse Group AG	57,610	2,379,804
HSBC Holdings PLC	237,926	2,474,634
Julius Baer Group Ltd.	58,399	2,465,215
Standard Chartered PLC	89,989	2,603,420
State Street Corp.	36,630	1,529,669

		$13,821,413
Medical & Health Technology & Services - 1.3%
Fresenius Medical Care AG & Co. KGaA	19,360	$1,233,284
Patterson Cos., Inc.	64,390	1,780,384

		$3,013,668
Medical Equipment - 6.8%
Becton, Dickinson & Co.	19,610	$1,480,947
DENTSPLY International, Inc.	62,680	1,967,525
Essilor International S.A.	17,800	1,188,658
Medtronic, Inc.	45,630	1,606,632
Sonova Holding AG	16,808	1,947,169
St. Jude Medical, Inc. (a)	26,660	1,021,078
Synthes, Inc.	21,176	2,526,358
Thermo Fisher Scientific, Inc. (a)	45,420	2,335,496
Waters Corp. (a)	18,840	1,396,609

		$15,470,472

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - 2.8%
BHP Billiton PLC	177,000	$6,277,839

Network & Telecom - 2.4%
Cisco Systems, Inc. (a)(s)	242,660	$5,539,928

Oil Services - 3.9%
National Oilwell Varco, Inc.	84,790	$4,558,310
Schlumberger Ltd. (s)	61,130	4,272,376

		$8,830,686
Other Banks & Diversified Financials - 5.3%
Banco Santander Brasil S.A., ADR	225,330	$3,244,752
China Construction Bank	1,746,000	1,667,985
HDFC Bank Ltd.	23,000	1,180,365
MasterCard, Inc., “A”	12,920	3,101,575
Visa, Inc., “A”	36,160	2,826,627

		$12,021,304
Pharmaceuticals - 4.9%
Abbott Laboratories	20,820	$1,068,482
Allergan, Inc.	18,510	1,340,309
Bayer AG	36,221	2,703,112
Johnson & Johnson	33,000	2,101,110
Roche Holding AG	9,400	1,380,316
Teva Pharmaceutical Industries Ltd., ADR	50,930	2,643,267

		$11,236,596
Specialty Chemicals - 5.5%
Akzo Nobel N.V. (l)	48,890	$2,902,804
L’Air Liquide S.A.	9,259	1,197,688
Linde AG	19,992	2,878,482
Praxair, Inc.	21,680	1,980,251
Shin-Etsu Chemical Co. Ltd.	48,000	2,415,564
Symrise AG	38,820	1,179,198

		$12,553,987
Specialty Stores - 2.2%
Esprit Holdings Ltd.	290,930	$1,578,028
Industria de Diseno Textil S.A.	26,480	2,211,660
Staples, Inc.	54,590	1,117,457

		$4,907,145

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telecommunications - Wireless - 0.7%
MTN Group Ltd.	88,320	$1,588,625
Total Common Stocks (Identified Cost, $209,826,910)		$225,144,994

	Strike Price	First Exercise
Rights - 0.1%
Major Banks - 0.1%
Standard Chartered PLC (1 share for 1 right) (Identified Cost, $0) (a)	GBP 12.80	10/22/10	11,248	$94,712

Collateral for Securities Loaned - 0.4%
Morgan Stanley Repurchase Agreement, 0.21%, dated 10/29/10, due 11/01/10, total to be received $945,017 (secured by U.S. Treasury and Federal Agency obligations valued at $963,903 in an individually traded account), at Cost			$945,000	$945,000

Money Market Funds (v) - 0.7%
MFS Institutional Money Market Portfolio, 0.21%, at Cost and Net Asset Value			1,592,737	$1,592,737
Total Investments (Identified Cost, $212,364,647)				$227,777,443

Other Assets, Less Liabilities - (0.3)%				(656,694)
Net Assets - 100.0%				$227,120,749

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At October 31, 2010, the value of securities pledged amounted to $182,230. At October 31, 2010, the fund had no short sales outstanding.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

GBP	British Pound

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $210,771,910)	$226,184,706
Underlying funds, at cost and value	1,592,737
Total investments, at value, including $889,396 of securities on loan (identified cost, $212,364,647)	$227,777,443
Foreign currency, at value (identified cost, $774)	775
Receivables for
Investments sold	108,288
Fund shares sold	46,576
Interest and dividends	497,296
Total assets	$228,430,378
Liabilities
Payables for
Investments purchased	$768
Fund shares reacquired	177,058
Collateral for securities loaned, at value	945,000
Payable to affiliates
Investment adviser	22,392
Shareholder servicing costs	77,871
Distribution and service fees	8,542
Administrative services fee	430
Payable for independent Trustees’ compensation	41,809
Accrued expenses and other liabilities	35,759
Total liabilities	$1,309,629
Net assets	$227,120,749
Net assets consist of
Paid-in capital	$233,483,826
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	15,432,853
Accumulated net realized gain (loss) on investments and foreign currency transactions	(22,210,734)
Undistributed net investment income	414,804
Net assets	$227,120,749
Shares of beneficial interest outstanding	9,229,697

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$183,544,486	7,378,317	$24.88
Class B	13,562,831	588,826	23.03
Class C	14,484,735	635,146	22.81
Class I	6,788,046	267,322	25.39
Class R1	790,815	34,734	22.77
Class R2	5,250,492	216,530	24.25
Class R3	2,528,098	101,958	24.80
Class R4	171,246	6,864	24.95

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $26.40 [100 / 94.25 x $24.88]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$4,407,485
Interest	54,540
Dividends from underlying funds	6,157
Foreign taxes withheld	(247,496)
Total investment income	$4,220,686
Expenses
Management fee	$2,013,554
Distribution and service fees	782,042
Shareholder servicing costs	510,896
Administrative services fee	41,693
Independent Trustees’ compensation	14,853
Custodian fee	93,938
Shareholder communications	36,691
Auditing fees	73,241
Legal fees	4,154
Miscellaneous	120,811
Total expenses	$3,691,873
Fees paid indirectly	(14)
Reduction of expenses by investment adviser	(1,085)
Net expenses	$3,690,774
Net investment income	$529,912
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $772 country tax)	$8,359,018
Foreign currency transactions	(68,008)
Net realized gain (loss) on investments and foreign currency transactions	$8,291,010
Change in unrealized appreciation (depreciation)
Investments	$19,880,556
Translation of assets and liabilities in foreign currencies	10,991
Net unrealized gain (loss) on investments and foreign currency translation	$19,891,547
Net realized and unrealized gain (loss) on investments and foreign currency	$28,182,557
Change in net assets from operations	$28,712,469

See notes to financial statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2010	2009
Change in net assets
From operations
Net investment income	$529,912	$911,276
Net realized gain (loss) on investments and foreign currency transactions	8,291,010	(24,756,718)
Net unrealized gain (loss) on investments and foreign currency translation	19,891,547	69,445,156
Change in net assets from operations	$28,712,469	$45,599,714
Distributions declared to shareholders
From net investment income	$(823,079)	$(24,131)
Change in net assets from fund share transactions	$(26,067,852)	$(14,939,634)
Total change in net assets	$1,821,538	$30,635,949
Net assets
At beginning of period	225,299,211	194,663,262
At end of period (including undistributed net investment income of $414,804 and $775,207, respectively)	$227,120,749	$225,299,211

See notes to financial statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$21.93	$17.35		$29.26	$23.97	$20.10
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.11		$0.08	$0.25	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.96	4.47		(11.82)	5.28	3.76
Total from investment operations	$3.04	$4.58		$(11.74)	$5.53	$3.87
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.00	)(w)	$(0.17)	$(0.24)	$—
Net asset value, end of period	$24.88	$21.93		$17.35	$29.26	$23.97
Total return (%) (r)(s)(t)	13.92	26.40		(40.34)	23.24	19.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.70		1.62	1.58	1.61
Expenses after expense reductions (f)	1.55	1.67		1.52	1.48	1.51
Net investment income	0.34	0.59		0.30	0.97	0.49
Portfolio turnover	63	83		88	68	96
Net assets at end of period (000 omitted)	$183,544	$180,278		$153,184	$297,956	$290,952

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 10/31
	2010	2009	2008		2007	2006
Net asset value, beginning of period	$20.37	$16.24	$27.42		$22.46	$18.98
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.03)	$(0.11)		$0.06	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	2.75	4.16	(11.07)		4.95	3.53
Total from investment operations	$2.66	$4.13	$(11.18)		$5.01	$3.48
Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.05)	$—
Net asset value, end of period	$23.03	$20.37	$16.24		$27.42	$22.46
Total return (%) (r)(s)(t)	13.06	25.43	(40.77)		22.35	18.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.30	2.43	2.27		2.23	2.26
Expenses after expense reductions (f)	2.30	2.43	2.27		2.23	2.26
Net investment income (loss)	(0.43)	(0.19)	(0.47)		0.25	(0.26)
Portfolio turnover	63	83	88		68	96
Net assets at end of period (000 omitted)	$13,563	$17,219	$19,582		$64,416	$75,573

Class C	Years ended 10/31
	2010	2009	2008		2007	2006
Net asset value, beginning of period	$20.17	$16.08	$27.15		$22.26	$18.80
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.03)	$(0.11)		$0.05	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.73	4.12	(10.96)		4.91	3.52
Total from investment operations	$2.64	$4.09	$(11.07)		$4.96	$3.46
Less distributions declared to shareholders
From net investment income	$—	$—	$ (0.00	)(w)	$(0.07)	$—
Net asset value, end of period	$22.81	$20.17	$16.08		$27.15	$22.26
Total return (%) (r)(s)(t)	13.09	25.44	(40.77)		22.33	18.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.30	2.42	2.27		2.23	2.26
Expenses after expense reductions (f)	2.30	2.41	2.27		2.23	2.26
Net investment income (loss)	(0.41)	(0.19)	(0.45)		0.21	(0.27)
Portfolio turnover	63	83	88		68	96
Net assets at end of period (000 omitted)	$14,485	$13,598	$10,326		$20,249	$20,450

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$22.37	$17.73	$29.87	$24.46	$20.46
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.16	$0.14	$0.32	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	3.02	4.55	(12.05)	5.39	3.83
Total from investment operations	$3.16	$4.71	$(11.91)	$5.71	$4.00
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.07)	$(0.23)	$(0.30)	$—
Net asset value, end of period	$25.39	$22.37	$17.73	$29.87	$24.46
Total return (%) (r)(s)	14.18	26.68	(40.16)	23.57	19.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.42	1.27	1.23	1.26
Expenses after expense reductions (f)	1.30	1.41	1.27	1.23	1.26
Net investment income	0.60	0.84	0.54	1.22	0.74
Portfolio turnover	63	83	88	68	96
Net assets at end of period (000 omitted)	$6,788	$5,875	$4,306	$7,739	$7,368

Class R1	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$20.14	$16.05	$27.29	$22.42	$18.96
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.02)	$(0.12)	$(0.10)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	2.71	4.11	(10.95)	5.06	3.53
Total from investment operations	$2.63	$4.09	$(11.07)	$4.96	$3.46
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.17)	$(0.09)	$—
Net asset value, end of period	$22.77	$20.14	$16.05	$27.29	$22.42
Total return (%) (r)(s)	13.06	25.48	(40.80)	22.17	18.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.30	2.41	2.31	2.35	2.45
Expenses after expense reductions (f)	2.30	2.41	2.31	2.33	2.35
Net investment loss	(0.38)	(0.11)	(0.53)	(0.43)	(0.35)
Portfolio turnover	63	83	88	68	96
Net assets at end of period (000 omitted)	$791	$886	$632	$1,009	$127

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$21.37	$16.95	$28.77	$23.58	$19.85
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.06	$0.02	$0.04	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	2.90	4.36	(11.66)	5.29	3.70
Total from investment operations	$2.92	$4.42	$(11.64)	$5.33	$3.73
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$(0.18)	$(0.14)	$—
Net asset value, end of period	$24.25	$21.37	$16.95	$28.77	$23.58
Total return (%) (r)(s)	13.66	26.08	(40.70)	22.73	18.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.93	1.79	1.90	2.00
Expenses after expense reductions (f)	1.80	1.93	1.79	1.88	1.90
Net investment income	0.10	0.36	0.06	0.16	0.15
Portfolio turnover	63	83	88	68	96
Net assets at end of period (000 omitted)	$5,250	$5,128	$4,808	$4,168	$619

Class R3	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$21.86	$17.29	$29.16	$23.91	$20.08
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.11	$0.07	$0.15	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.96	4.46	(11.78)	5.33	3.72
Total from investment operations	$3.04	$4.57	$(11.71)	$5.48	$3.83
Less distributions declared to shareholders
From net investment income	$(0.10)	$—	$(0.16)	$(0.23)	$—
Net asset value, end of period	$24.80	$21.86	$17.29	$29.16	$23.91
Total return (%) (r)(s)	13.93	26.43	(40.37)	23.10	19.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.67	1.55	1.62	1.64
Expenses after expense reductions (f)	1.55	1.67	1.55	1.62	1.64
Net investment income	0.34	0.60	0.28	0.58	0.48
Portfolio turnover	63	83	88	68	96
Net assets at end of period (000 omitted)	$2,528	$2,168	$1,779	$3,563	$1,857

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$21.98	$17.41	$29.33	$24.02	$20.11
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.19	$0.14	$0.28	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.97	4.44	(11.85)	5.31	3.77
Total from investment operations	$3.11	$4.63	$(11.71)	$5.59	$3.91
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.06)	$(0.21)	$(0.28)	$—
Net asset value, end of period	$24.95	$21.98	$17.41	$29.33	$24.02
Total return (%) (r)(s)	14.21	26.73	(40.20)	23.47	19.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.38	1.29	1.33	1.35
Expenses after expense reductions (f)	1.30	1.38	1.29	1.33	1.35
Net investment income	0.60	1.03	0.54	1.07	0.65
Portfolio turnover	63	83	88	68	96
Net assets at end of period (000 omitted)	$171	$146	$46	$78	$63

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Fund (the fund) is a series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and

25

Notes to Financial Statements – continued

market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

26

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$106,836,019	$—	$—	$106,836,019
United Kingdom	24,908,280	—	—	24,908,280
France	19,361,184	—	—	19,361,184
Switzerland	15,825,023	—	—	15,825,023
Germany	11,278,417	—	—	11,278,417
Japan	—	11,270,867	—	11,270,867
Brazil	8,226,314	—	—	8,226,314
Taiwan	4,972,866	2,463,840	—	7,436,706
Netherlands	4,433,116	—	—	4,433,116
Other Countries	8,841,847	6,821,933	—	15,663,780
Short Term Securities	—	945,000	—	945,000
Mutual Funds	1,592,737	—	—	1,592,737
Total Investments	$206,275,803	$21,501,640	$—	$227,777,443

For further information regarding security characteristics, see the Portfolio of Investments. Of the Level 1 investments presented above, equity investments amounting to $54,905,745 were considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be

27

Notes to Financial Statements – continued

transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At October 31, 2010, the fund has yet to enter into such transactions.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency

28

Notes to Financial Statements – continued

obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

29

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/10	10/31/09
Ordinary income (including any short-term capital gains)	$823,079	$24,131

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/10
Cost of investments	$212,614,749
Gross appreciation	26,972,420
Gross depreciation	(11,809,726)
Net unrealized appreciation (depreciation)	$15,162,694

Undistributed ordinary income	468,030
Capital loss carryforwards	(21,960,632)
Other temporary differences	(33,169)

As of October 31, 2010 the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/17	$(21,960,632)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

30

Notes to Financial Statements – continued

Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/10	Year ended 10/31/09
Class A	$767,065	$7,021
Class I	37,502	16,937
Class R2	7,879	—
Class R3	9,694	—
Class R4	939	173
Total	$823,079	$24,131

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $13,371 for the year ended October 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

31

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$449,142
Class B	0.75%	0.25%	1.00%	1.00%	152,139
Class C	0.75%	0.25%	1.00%	1.00%	141,000
Class R1	0.75%	0.25%	1.00%	1.00%	9,133
Class R2	0.25%	0.25%	0.50%	0.50%	24,830
Class R3	—	0.25%	0.25%	0.25%	5,798
Total Distribution and Service Fees					$782,042

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2010 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2010, were as follows:

Amount
Class A	$78
Class B	14,267
Class C	227

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2010, the fee was $232,772, which equated to 0.1040% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $278,124.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an

32

Notes to Financial Statements – continued

annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.0186% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $1,702 and the Retirement Deferral plan resulted in an expense of $1,960. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both Plans amounted to $40,369 at October 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,198 and are included in miscellaneous expense on the Statement of Operations. MFS has

33

Notes to Financial Statements – continued

agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,085, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $136,907,691 and $160,626,443, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	636,830	$14,714,935	1,140,621	$20,468,985
Class B	68,804	1,483,216	136,125	2,332,213
Class C	55,651	1,192,224	164,062	2,919,260
Class I	41,895	993,123	54,872	1,070,421
Class R1	11,708	246,765	13,039	204,677
Class R2	35,124	797,411	51,191	896,132
Class R3	16,990	383,631	14,357	260,422
Class R4	230	5,312	3,992	61,365
	867,232	$19,816,617	1,578,259	$28,213,475
Shares issued to shareholders in reinvestment of distributions
Class A	30,668	$703,849	408	$6,991
Class I	1,468	34,318	975	16,937
Class R2	325	7,282	—	—
Class R3	424	9,694	—	—
Class R4	41	939	10	173
	32,926	$756,082	1,393	$24,101

34

Notes to Financial Statements – continued

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,511,518)	$(34,644,075)	(1,747,948)	$(30,336,311)
Class B	(325,277)	(6,971,206)	(496,733)	(7,982,943)
Class C	(94,798)	(2,020,863)	(132,048)	(2,100,034)
Class I	(38,694)	(918,873)	(36,123)	(673,974)
Class R1	(20,998)	(428,188)	(8,368)	(146,491)
Class R2	(58,868)	(1,323,025)	(94,866)	(1,625,381)
Class R3	(14,657)	(332,767)	(17,994)	(311,949)
Class R4	(69)	(1,554)	(7)	(127)
	(2,064,879)	$(46,640,551)	(2,534,087)	$(43,177,210)
Net change
Class A	(844,020)	$(19,225,291)	(606,919)	$(9,860,335)
Class B	(256,473)	(5,487,990)	(360,608)	(5,650,730)
Class C	(39,147)	(828,639)	32,014	819,226
Class I	4,669	108,568	19,724	413,384
Class R1	(9,290)	(181,423)	4,671	58,186
Class R2	(23,419)	(518,332)	(43,675)	(729,249)
Class R3	2,757	60,558	(3,637)	(51,527)
Class R4	202	4,697	3,995	61,411
	(1,164,721)	$(26,067,852)	(954,435)	$(14,939,634)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2010, the fund’s commitment fee and interest expense were $2,778 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

35

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,379,498	47,500,135	(50,286,896)	1,592,737

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$6,157	$1,592,737

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VIII and the Shareholders of MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Fund (one of the portfolios comprising MFS Series Trust VIII) (the “Fund”) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2010

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

38

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

41

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

42

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor

MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116-3741

Portfolio Managers

David Antonelli

Jeffrey Constantino

JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

44

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one-and five-year periods ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

45

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund

46

Board Review of Investment Advisory Agreement – continued

represent reasonable compensation in light of the nature and quality of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

47

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

For corporate shareholders, 87.83% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $2,781,986. The fund intends to pass through foreign tax credits of $179,598 for the fiscal year.

48

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Strategic Income Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

10/31/10

MFO-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we near the end of 2010, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 15, 2010

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	37.2%
High Yield Corporates	32.8%
Non-U.S. Government Bonds	17.2%
Emerging Markets Bonds	7.4%
Commercial Mortgage-Backed Securities	2.5%
Mortgage-Backed Securities	1.8%
Collateralized Debt Obligations	0.8%
Asset-Backed Securities	0.5%
Floating Rate Loans	0.5%
U.S. Treasury Securities (o)	(0.0)%

Composition including fixed income credit quality (a)(i)
AAA	11.6%
AA	13.4%
A	14.5%
BBB	23.2%
BB	14.9%
B	15.1%
CCC	5.3%
CC	0.1%
C (o)	0.0%
D	0.1%
U.S. Agency (NR)	1.8%
Other Fixed Income (NR)	0.7%
Non-Fixed Income (NR)	0.2%
Cash & Other	(0.9)%

Portfolio facts (i)
Average Duration (d)	4.9
Average Effective Maturity (m)	7.4 yrs.

Issuer country weightings (i)
United States	61.2%
Japan	5.1%
United Kingdom	4.7%
France	3.6%
Germany	3.1%
Italy	2.7%
Canada	2.6%
Netherlands	2.6%
Russia	1.5%
Other Countries	12.9%

(a)

The rating categories include debt securities, fixed-income structured products, and securities underlying credit default swaps where these have long-term public ratings. The credit default swap itself is not rated. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale

Portfolio Composition – continued

(e.g., AAA). All ratings are subject to change. U.S. Agency (NR) includes unrated U.S. Agency fixed income securities and CMOs of U.S. Agency mortgage-backed securities. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Non-Fixed Income (NR) includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash and Other includes cash, other assets less liabilities, offsets to derivative positions and short-term securities. The fund may not hold all of these instruments.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

”From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.”

Percentages are based on net assets as of 10/31/10.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2010, Class A shares of the MFS Strategic Income Fund (the “fund”) provided a total return of 12.56%, at net asset value. This compares with a return of 19.35% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index. Over the same period, the fund’s other benchmark, the Strategic Income Blended Index (the “Blended Index”), generated a return of 12.49%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. Although policy uncertainty remained very elevated, the prospects for more easing by the Fed improved market sentiment and drove asset prices well off their recent lows.

Detractors from Performance

Relative to the Blended Index, the fund’s lesser exposure to emerging markets debt held back results as this market segment turned in strong performance over the reporting period.

The fund’s lesser exposure to mortgage-backed securities, particularly to Federal National Mortgage Association (Fannie Mae) and Federal Home Loan

Management Review – continued

Mortgage Corporation (Freddie Mac), also detracted from relative performance as these securities outperformed U.S. Treasury securities.

A lower relative exposure to “CCC” rated (r) securities also detracted from performance as credit spreads narrowed over the reporting period.

Contributors to Performance

A greater exposure to high-grade corporate bonds in the financial and banking sectors boosted performance, relative to the Blended Index, as holdings within these sectors exhibited strong returns for the reporting period. Similarly, the fund’s greater exposure to high-grade securities in the industrial sector was another positive factor for performance.

Yield curve (y) positioning, particularly the fund’s greater exposure to shifts in the middle portion of the yield curve (centered around maturities of 7 years), was another area of relative strength.

Respectfully,

John Addeo	James Calmas	Robert Persons
Portfolio Manager	Portfolio Manager	Portfolio Manager

Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	10/29/87	12.56%	6.55%	6.73%
B	9/07/93	11.80%	5.90%	6.04%
C	9/01/94	11.82%	5.93%	6.05%
I	1/08/97	12.84%	6.89%	7.07%
Comparative benchmarks
Barclays Capital U.S. High-Yield Corporate Bond Index (f)		19.35%	9.08%	8.58%
Strategic Income Blended Index (f) (y)		12.49%	7.96%	7.96%
Barclays Capital U.S. Credit Bond Index (f)		11.17%	6.74%	7.10%
Barclays Capital U.S. Government/Mortgage Bond Index (f)		6.50%	6.51%	6.18%
Citigroup World Government Bond Non-Dollar Hedged Index (f)		4.34%	4.76%	5.10%
Citigroup World Government Bond Non-Dollar Index (f)		6.40%	8.21%	8.45%
JPMorgan Emerging Markets Bond Index Global (f)		17.70%	9.87%	11.12%
Average annual with sales charge
A With Initial Sales Charge (4.75%)		7.21%	5.52%	6.22%
B With CDSC (Declining over six years from 4% to 0%) (x)		7.80%	5.58%	6.04%
C With CDSC (1% for 12 months) (x)		10.82%	5.93%	6.05%

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.
(y)	Strategic Income Blended Index is at a point in time and allocations during the period can change. As of October 31, 2010 the blended index was comprised of 10% Barclays Capital U.S. Credit Bond Index, 26% Barclays Capital U.S. Government/Mortgage Bond Index, 33% Barclays Capital U.S. High-Yield Corporate Bond Index, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 14% JPMorgan Emerging Markets Bond Index Global.

Benchmark Definitions

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered,U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Performance Summary – continued

Barclays Capital U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Citigroup World Government Bond Non-Dollar Hedged Index- a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emergingmarket sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2010 through October 31, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010 through October 31, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/10	Ending Account Value 10/31/10	Expenses Paid During Period (p) 5/01/10-10/31/10
A	Actual	1.05%	$1,000.00	$1,066.15	$5.47
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$1,062.59	$9.36
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$1,062.71	$9.36
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$1,067.47	$4.17
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 98.3%
Issuer	Shares/Par	Value ($)

Aerospace - 0.6%
Alliant Techsystems, Inc., 6.875%, 2020	$175,000	$184,188
BE Aerospace, Inc., 8.5%, 2018	260,000	291,200
BE Aerospace, Inc., 6.875%, 2020	100,000	106,250
Bombardier, Inc., 7.5%, 2018 (n)	470,000	513,475
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	375,000	302,344
Oshkosh Corp., 8.25%, 2017	105,000	114,713
Oshkosh Corp., 8.5%, 2020	155,000	171,663

		$1,683,833
Airlines - 0.1%
American Airlines Pass-Through Trust, 7.377%, 2019	$133,588	$126,240

Apparel Manufacturers - 0.2%
Hanesbrands, Inc., 8%, 2016	$265,000	$286,863
Phillips-Van Heusen Corp., 7.375%, 2020	305,000	330,544

		$617,407
Asset-Backed & Securitized - 4.8%
Anthracite Ltd., “A”, CDO, FRN, 0.616%, 2019 (z)	$449,768	$337,326
Anthracite Ltd., CDO, 6%, 2037 (z)	1,200,000	60,000
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (z)	900,000	56,250
Bank of Nova Scotia, 1.45%, 2013 (n)	1,310,000	1,329,279
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.855%, 2040 (z)	510,578	228,228
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	233,574	237,077
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	900,000	900,000
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)	943,427	997,404
Compagnie de Financement Foncier, FRN, 1.038%, 2012 (n)	1,900,000	1,897,625
Crest Ltd., “A1” CDO, FRN, 0.769%, 2018 (z)	817,069	669,996
Crest Ltd., CDO, 7%, 2040	414,123	20,706
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	660,343	665,355
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	511,186	529,354
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	339,611	288,669
Falcon Franchise Loan LLC, FRN, 3.36%, 2023 (i)(z)	2,740,711	122,784
Falcon Franchise Loan LLC, FRN, 3.26%, 2025 (i)(z)	2,777,747	220,275
First Union-Lehman Brothers Bank of America, FRN, 0.43%, 2035 (i)	12,384,300	222,233
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	335,643	351,746

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
GMAC LLC, FRN, 6.02%, 2033 (z)	$1,758,000	$1,815,573
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	770,000	808,627
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (z)	310,000	316,790
KKR Financial CLO Ltd., “C”, FRN, 1.826%, 2021 (n)	523,730	413,747
Morgan Stanley Capital I, Inc., 1%, 2039 (i)(z)	8,300,901	244,877
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013 (z)	875,000	884,740
Salomon Brothers Mortgage Securities, Inc., FRN, 6.724%, 2032 (z)	1,075,000	1,140,958

		$14,759,619
Automotive - 1.3%
Accuride Corp., 9.5%, 2018 (n)	$285,000	$310,650
Allison Transmission, Inc., 11%, 2015 (n)	385,000	417,725
Ford Motor Credit Co. LLC, 12%, 2015	1,778,000	2,279,003
General Motors Corp., 7.125%, 2013 (d)	285,000	99,750
Goodyear Tire & Rubber Co., 10.5%, 2016	405,000	463,725
Hyundai Capital America, 3.75%, 2016 (n)	159,000	161,954
Johnson Controls, Inc., 5.25%, 2011	290,000	292,699

		$4,025,506
Basic Industry - 0.1%
TriMas Corp., 9.75%, 2017 (n)	$285,000	$311,006

Biotechnology - 0.0%
UHS Escrow Corp., 7%, 2018 (n)	$50,000	$52,750

Broadcasting - 2.4%
Allbritton Communications Co., 8%, 2018	$155,000	$160,038
CBS Corp., 5.75%, 2020	260,000	288,165
Entravision Communications Corp., 8.75%, 2017 (n)	75,000	80,344
Inmarsat Finance PLC, 7.375%, 2017 (n)	380,000	406,600
Intelsat Jackson Holdings Ltd., 9.5%, 2016	1,060,000	1,131,550
Intelsat Jackson Holdings Ltd., 7.25%, 2020 (n)	190,000	194,275
Lamar Media Corp., 6.625%, 2015	335,000	343,794
Lamar Media Corp., “C”, 6.625%, 2015	130,000	133,088
LBI Media, Inc., 8.5%, 2017 (z)	190,000	160,788
Local TV Finance LLC, 10%, 2015 (p)(z)	346,118	297,373
NBC Universal, Inc., 5.95%, 2041 (n)	939,000	958,970
Newport Television LLC, 13%, 2017 (n)(p)	121,491	105,900
News America, Inc., 6.4%, 2035	890,000	965,223
News America, Inc., 6.9%, 2039	251,000	290,565
Nexstar Broadcasting Group, Inc., 0.5% to 2011, 7% to 2014 (n)(p)	383,041	355,654

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Broadcasting - continued
Nexstar Broadcasting Group, Inc., 7%, 2014		$126,000	$119,700
Salem Communications Corp., 9.625%, 2016		75,000	81,938
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		130,000	143,000
Sinclair Broadcast Group, Inc., 8.375%, 2018 (n)		50,000	52,000
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)		180,000	194,175
Univision Communications, Inc., 12%, 2014 (n)		62,000	68,588
Univision Communications, Inc., 10.5%, 2015 (n)(p)		771,490	807,943
Univision Communications, Inc., 7.875%, 2020 (z)		135,000	141,750

			$7,481,421
Brokerage & Asset Managers - 1.1%
BlackRock, Inc., 3.5%, 2014		$700,000	$744,359
E*TRADE Financial Corp., 7.875%, 2015		225,000	222,469
E*TRADE Financial Corp., 12.5%, 2017		130,000	150,475
Janus Capital Group, Inc., 6.95%, 2017		375,000	392,732
Nuveen Investments, Inc., 10.5%, 2015		115,000	120,175
TD AMERITRADE Holding Corp., 5.6%, 2019		1,600,000	1,749,440

			$3,379,650
Building - 1.4%
Associated Materials, Inc., 11.25%, 2014		$355,000	$368,668
Building Materials Holding Corp., 6.875%, 2018 (n)		125,000	125,000
Building Materials Holding Corp., 7%, 2020 (n)		290,000	302,325
CEMEX Finance LLC, 9.5%, 2016 (n)		363,000	366,630
CEMEX Finance LLC, 9.625%, 2017 (n)	EUR	150,000	198,853
CRH PLC, 8.125%, 2018		$590,000	709,809
Lafarge S.A., 6.15%, 2011		1,320,000	1,365,391
Masco Corp., 7.125%, 2020		125,000	131,208
Nortek, Inc., 11%, 2013		446,377	475,392
Ply Gem Industries, Inc., 11.75%, 2013		190,000	204,013

			$4,247,289
Business Services - 0.4%
First Data Corp., 9.875%, 2015		$300,000	$253,500
Interactive Data Corp., 10.25%, 2018 (n)		195,000	213,281
Iron Mountain, Inc., 6.625%, 2016		320,000	321,600
Iron Mountain, Inc., 8.375%, 2021		130,000	145,763
SunGard Data Systems, Inc., 10.25%, 2015		318,000	335,093

			$1,269,237
Cable TV - 2.2%
Cablevision Systems Corp., 8.625%, 2017		$210,000	$237,038
CCH II LLC, 13.5%, 2016		90,000	107,775

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - continued
Charter Communications Holding Co. LLC, 7.875%, 2018 (n)	$465,000	$494,063
Charter Communications Holding Co. LLC, 8.125%, 2020 (n)	50,000	54,000
Charter Communications Operating LLC, 10.875%, 2014 (n)	195,000	222,300
CSC Holdings LLC, 8.5%, 2014	410,000	457,150
CSC Holdings LLC, 8.5%, 2015	150,000	165,188
DIRECTV Holdings LLC, 5.875%, 2019	370,000	421,441
EchoStar Corp., 7.125%, 2016	390,000	413,400
Insight Communications Co., Inc., 9.375%, 2018 (n)	175,000	189,875
Mediacom LLC, 9.125%, 2019	285,000	301,388
Myriad International Holdings B.V., 6.375%, 2017 (n)	751,000	789,677
TCI Communications, Inc., 9.8%, 2012	841,000	928,974
Time Warner Cable, Inc., 8.25%, 2019	920,000	1,197,350
Videotron LTEE, 6.875%, 2014	190,000	192,613
Virgin Media Finance PLC, 9.125%, 2016	350,000	374,063
Virgin Media Finance PLC, 9.5%, 2016	155,000	176,119

		$6,722,414
Chemicals - 2.2%
Ashland, Inc., 9.125%, 2017	$500,000	$576,250
Braskem S.A., 7%, 2020 (n)	710,000	762,540
Celanese U.S. Holdings LLC, 6.625%, 2018 (n)	190,000	201,875
Dow Chemical Co., 8.55%, 2019	1,410,000	1,810,915
Hexion Specialty Chemicals, Inc., 8.875%, 2018	435,000	467,081
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020 (z)	70,000	72,800
Huntsman International LLC, 8.625%, 2021 (n)	450,000	493,313
Lyondell Chemical Co., 11%, 2018	418,097	468,269
Momentive Performance Materials, Inc., 12.5%, 2014	325,000	371,313
Momentive Performance Materials, Inc., 11.5%, 2016	127,000	137,478
Momentive Performance Materials, Inc., 9%, 2021 (z)	145,000	150,438
Nalco Finance Holdings, Inc., 9%, 2014	450,000	464,063
Omnova Solutions, Inc., 7.875%, 2018 (z)	95,000	97,138
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)	347,000	368,991
Solutia, Inc., 7.875%, 2020	385,000	424,944

		$6,867,408
Computer Software - 0.2%
Oracle Corp., 5.375%, 2040 (n)	$607,000	$634,259

Computer Software - Systems - 0.1%
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	$255,000	$276,038

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Conglomerates - 0.1%
Amsted Industries, Inc., 8.125%, 2018 (n)	$305,000	$321,775
Pinafore LLC, 9%, 2018 (n)	100,000	107,000

		$428,775
Construction - 0.1%
Corporacion GEO S.A.B. de C.V., 8.875%, 2014 (n)	$227,000	$256,226
Corporacion GEO S.A.B. de C.V., 9.25%, 2020 (n)	111,000	128,066

		$384,292
Consumer Products - 1.2%
ACCO Brands Corp., 10.625%, 2015	$30,000	$33,863
ACCO Brands Corp., 7.625%, 2015	135,000	133,650
Central Garden & Pet Co., 8.25%, 2018	200,000	210,000
Easton-Bell Sports, Inc., 9.75%, 2016	160,000	175,200
Fortune Brands, Inc., 5.125%, 2011	1,235,000	1,244,674
Jarden Corp., 7.5%, 2017	320,000	340,400
Libbey Glass, Inc., 10%, 2015 (n)	240,000	261,000
NBTY, Inc., 9%, 2018 (n)	35,000	37,188
Newell Rubbermaid, Inc., 4.7%, 2020	577,000	599,826
Visant Corp., 10%, 2017 (n)	250,000	266,250
Whirlpool Corp., 8%, 2012	429,000	468,126

		$3,770,177
Consumer Services - 1.2%
KAR Holdings, Inc., 10%, 2015	$110,000	$116,325
KAR Holdings, Inc., FRN, 4.286%, 2014	170,000	158,950
Service Corp. International, 7%, 2017	975,000	1,038,375
Service Corp. International, 7.625%, 2018	312,000	339,300
Ticketmaster Entertainment, Inc., 10.75%, 2016	195,000	215,963
Western Union Co., 5.4%, 2011	1,610,000	1,685,607

		$3,554,520
Containers - 0.7%
Crown Americas LLC, 7.75%, 2015	$250,000	$260,000
Graham Packaging Holdings Co., 9.875%, 2014	450,000	466,875
Graham Packaging Holdings Co., 8.25%, 2018 (n)	50,000	51,750
Greif, Inc., 6.75%, 2017	915,000	953,888
Owens-Illinois, Inc., 7.375%, 2016	185,000	201,650
Reynolds Group, 7.75%, 2016 (n)	105,000	111,300
Reynolds Group, 7.125%, 2019 (z)	150,000	156,375

		$2,201,838

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Defense Electronics - 0.7%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$1,297,000	$1,436,007
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	380,000	443,170
ManTech International Corp., 7.25%, 2018	200,000	212,500
MOOG, Inc., 7.25%, 2018	150,000	157,125

		$2,248,802
Electronics - 0.3%
Freescale Semiconductor, Inc., 10.125%, 2018 (n)	$130,000	$142,675
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	185,000	197,950
Jabil Circuit, Inc., 7.75%, 2016	260,000	299,650
NXP B.V., 7.875%, 2014	145,000	150,438

		$790,713
Emerging Market Quasi-Sovereign - 2.4%
Banco del Estado de Chile, 4.125%, 2020 (z)	$100,000	$100,577
Banco do Brasil S.A., 5.375%, 2021 (n)	929,000	937,129
Corporacion Nacional del Cobre de Chile, 3.75%, 2020 (z)	422,000	418,227
Dubai Electricity & Water Authority, 6.375%, 2016 (z)	127,000	125,802
Dubai Electricity & Water Authority, 7.375%, 2020 (z)	456,000	448,464
Empresa Nacional del Petroleo, 5.25%, 2020 (n)	100,000	105,513
IIRSA Norte Finance Ltd., 8.75%, 2024	270,976	317,719
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	176,000	211,710
Petroleos Mexicanos, 5.5%, 2021	618,000	671,890
Qtel International Finance Ltd., 7.875%, 2019 (n)	178,000	218,678
Qtel International Finance Ltd., 7.875%, 2019	314,000	385,758
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	794,058	863,848
SCF Capital Ltd., 5.375%, 2017 (z)	526,000	516,000
VEB Finance Ltd., 6.902%, 2020 (n)	618,000	660,642
VTB Capital S.A., 6.465%, 2015 (n)	375,000	388,125
VTB Capital S.A., 6.551%, 2020 (z)	1,069,000	1,079,904

		$7,449,986
Emerging Market Sovereign - 0.8%
Dominican Republic, 7.5%, 2021 (n)	$100,000	$114,500
Government of Ukraine, 6.875%, 2015 (n)	101,000	101,354
Government of Ukraine, 7.75%, 2020 (n)	100,000	101,000
Republic of Argentina, FRN, 0.677%, 2012	417,525	387,586
Republic of Philippines, 6.375%, 2034	599,000	693,343
Republic of South Africa, 5.5%, 2020	615,000	696,488
Republic of Turkey, 5.625%, 2021	115,000	128,513
United Mexican States, 5.75%, 2110	58,000	57,615

		$2,280,399

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - 2.7%
Anadarko Petroleum Corp., 5.95%, 2016	$1,120,000	$1,224,888
Anadarko Petroleum Corp., 8.7%, 2019	150,000	185,697
Atlas Energy Operating Co. LLC, 10.75%, 2018	115,000	129,375
Carrizo Oil & Gas, Inc., 8.625%, 2018 (z)	335,000	339,188
Denbury Resources, Inc., 8.25%, 2020	285,000	317,775
Harvest Operations Corp., 6.875%, 2017 (n)	300,000	315,000
Hilcorp Energy I LP, 9%, 2016 (n)	455,000	480,025
Linn Energy LLC, 8.625%, 2020 (n)	105,000	113,400
Linn Energy LLC, 7.75%, 2021 (n)	206,000	212,695
Newfield Exploration Co., 6.625%, 2014	255,000	260,738
Newfield Exploration Co., 6.625%, 2016	270,000	280,800
OPTI Canada, Inc., 9.75%, 2013 (n)	230,000	234,600
OPTI Canada, Inc., 8.25%, 2014	345,000	261,338
Penn Virginia Corp., 10.375%, 2016	450,000	495,000
Pioneer Natural Resources Co., 6.875%, 2018	280,000	305,827
Pioneer Natural Resources Co., 7.5%, 2020	725,000	816,567
Plains Exploration & Production Co., 7%, 2017	580,000	600,300
QEP Resources, Inc., 6.875%, 2021	310,000	337,125
Quicksilver Resources, Inc., 8.25%, 2015	280,000	284,900
Quicksilver Resources, Inc., 9.125%, 2019	275,000	293,563
Range Resources Corp., 8%, 2019	190,000	210,425
SandRidge Energy, Inc., 8%, 2018 (n)	535,000	535,000
Talisman Energy, Inc., 7.75%, 2019	120,000	155,293

		$8,389,519
Energy - Integrated - 1.0%
BP Capital Markets PLC, 4.5%, 2020	$272,000	$281,745
CCL Finance Ltd., 9.5%, 2014 (n)	365,000	425,681
CCL Finance Ltd., 9.5%, 2014	243,000	283,399
Cenovus Energy, Inc., 4.5%, 2014	320,000	353,489
Hess Corp., 8.125%, 2019	270,000	356,132
Pacific Rubiales Energy Corp., 8.75%, 2016 (n)	465,000	527,194
Petro-Canada, 5%, 2014	860,000	952,375

		$3,180,015
Entertainment - 0.3%
AMC Entertainment, Inc., 11%, 2016	$285,000	$303,881
AMC Entertainment, Inc., 8.75%, 2019	270,000	289,238
Cinemark USA, Inc., 8.625%, 2019	385,000	415,319

		$1,008,438

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Financial Institutions - 2.4%
American General Finance Corp., 6.9%, 2017	$310,000	$258,075
CIT Group, Inc., 7%, 2014	350,000	351,750
CIT Group, Inc., 7%, 2016	475,000	473,219
CIT Group, Inc., 7%, 2017	1,125,000	1,119,375
General Electric Capital Corp., 6%, 2019	300,000	338,913
General Electric Capital Corp., 5.5%, 2020	710,000	781,500
General Electric Capital Corp., FRN, 0.416%, 2012	770,000	762,702
GMAC, Inc., 6.75%, 2014	945,000	989,888
International Lease Finance Corp., 5.625%, 2013	175,000	176,094
International Lease Finance Corp., 8.75%, 2017 (n)	380,000	432,250
International Lease Finance Corp., 7.125%, 2018 (n)	390,000	429,000
Nationstar Mortgage LLC, 10.875%, 2015 (z)	130,000	117,650
ORIX Corp., 5.48%, 2011	970,000	1,007,174
SLM Corp., 8%, 2020	200,000	202,154

		$7,439,744
Food & Beverages - 2.1%
Anheuser-Busch InBev S.A., 7.75%, 2019 (n)	$1,100,000	$1,422,472
ARAMARK Corp., 8.5%, 2015	240,000	252,000
B&G Foods, Inc., 7.625%, 2018	200,000	213,000
CEDC Finance Corp. International, Inc., 9.125%, 2016 (n)	179,000	193,320
Constellation Brands, Inc., 7.25%, 2016	145,000	159,500
Del Monte Foods Co., 6.75%, 2015	360,000	370,800
Kraft Foods, Inc., 6.125%, 2018	720,000	851,025
Miller Brewing Co., 5.5%, 2013 (n)	1,370,000	1,508,971
Pinnacle Foods Finance LLC, 9.25%, 2015	360,000	379,350
TreeHouse Foods, Inc., 7.75%, 2018	305,000	334,356
Tyson Foods, Inc., 6.6%, 2016	560,000	623,000

		$6,307,794
Forest & Paper Products - 0.8%
Boise, Inc., 8%, 2020	$280,000	$302,400
Cascades, Inc., 7.75%, 2017	185,000	197,719
Georgia-Pacific Corp., 7.125%, 2017 (n)	255,000	274,125
Georgia-Pacific Corp., 5.4%, 2020 (z)	156,000	157,560
Georgia-Pacific Corp., 8%, 2024	400,000	489,000
Georgia-Pacific Corp., 7.25%, 2028	85,000	93,500
Graphic Packaging Holding Co., 7.875%, 2018	190,000	200,925
JSG Funding PLC, 7.75%, 2015	25,000	25,688
Millar Western Forest Products Ltd., 7.75%, 2013	340,000	311,100
Sappi Papier Holding GmbH, 6.75%, 2012 (z)	145,000	146,810
Sino-Forest Corp., 6.25%, 2017 (z)	35,000	35,131

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Forest & Paper Products - continued
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	195,000	$288,364

			$2,522,322
Gaming & Lodging - 1.9%
Firekeepers Development Authority, 13.875%, 2015 (n)		$270,000	$316,575
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)		315,000	904
Gaylord Entertainment Co., 6.75%, 2014		310,000	310,775
GWR Operating Partnership LLP, 10.875%, 2017 (n)		200,000	211,000
Harrah’s Operating Co., Inc., 11.25%, 2017		565,000	624,325
Harrah’s Operating Co., Inc., 10%, 2018		3,000	2,603
Harrah’s Operating Co., Inc., 10%, 2018		133,000	115,378
Host Hotels & Resorts, Inc., 6.75%, 2016		285,000	296,044
Host Hotels & Resorts, Inc., 9%, 2017		265,000	298,788
Marriott International, Inc., 5.625%, 2013		630,000	682,560
MGM Mirage, 10.375%, 2014		45,000	50,625
MGM Mirage, 11.125%, 2017		120,000	138,000
MGM Mirage, 9%, 2020 (n)		250,000	273,438
MGM Resorts International, 11.375%, 2018		250,000	259,375
Penn National Gaming, Inc., 8.75%, 2019		270,000	299,025
Pinnacle Entertainment, Inc., 7.5%, 2015		145,000	144,275
Royal Caribbean Cruises Ltd., 11.875%, 2015		70,000	87,500
Station Casinos, Inc., 6.5%, 2014 (d)		620,000	856
Station Casinos, Inc., 6.875%, 2016 (d)		1,060,000	127
Wyndham Worldwide Corp., 6%, 2016		380,000	405,794
Wyndham Worldwide Corp., 5.75%, 2018		760,000	789,738
Wyndham Worldwide Corp., 7.375%, 2020		245,000	271,725
Wynn Las Vegas LLC, 7.75%, 2020 (n)		125,000	135,625

			$5,715,055
Industrial - 1.1%
Altra Holdings, Inc., 8.125%, 2016		$190,000	$198,788
Baldor Electric Co., 8.625%, 2017		480,000	512,400
Diversey, Inc., 8.25%, 2019		165,000	180,469
Great Lakes Dredge & Dock Corp., 7.75%, 2013		230,000	232,875
Johns Hopkins University, 5.25%, 2019		1,180,000	1,360,705
Mueller Water Products, Inc., 7.375%, 2017		120,000	108,600
Mueller Water Products, Inc., 8.75%, 2020 (n)		149,000	161,479
Steelcase, Inc., 6.5%, 2011		589,000	605,103

			$3,360,419
Insurance - 3.2%
Aflac, Inc., 6.45%, 2040		$660,000	$672,796
Allianz AG, 5.5%, 2049	EUR	947,000	1,311,444

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Insurance - continued
American International Group, Inc., 8.175% to 2038, FRN to 2058		$985,000	$1,049,025
ING Groep N.V., 5.775% to 2015, FRN to 2049		2,010,000	1,854,225
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)		400,000	482,000
Metropolitan Life Global Funding, 2.875%, 2012 (n)		830,000	855,911
Metropolitan Life Global Funding, 5.125%, 2014 (n)		430,000	479,407
Principal Financial Group, Inc., 8.875%, 2019		650,000	849,112
Prudential Financial, Inc., 6.2%, 2015		660,000	749,625
Prudential Financial, Inc., 5.375%, 2020		530,000	576,323
Unum Group, 7.125%, 2016		870,000	1,004,241

			$9,884,109
Insurance - Property & Casualty - 2.3%
Aon Corp., 3.5%, 2015		$760,000	$784,350
AXIS Capital Holdings Ltd., 5.75%, 2014		1,035,000	1,106,427
AXIS Capital Holdings Ltd., 5.875%, 2020		370,000	378,684
CNA Financial Corp., 5.875%, 2020		990,000	1,012,750
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2058 (n)		435,000	539,400
PartnerRe Ltd., 5.5%, 2020		583,000	608,373
Travelers Cos., Inc., 3.9%, 2020		1,270,000	1,288,943
USI Holdings Corp., 9.75%, 2015 (z)		320,000	320,800
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)		1,095,000	1,047,094

			$7,086,821
International Market Quasi-Sovereign - 3.1%
Bank of Ireland, 2.75%, 2012 (n)		$560,000	$540,904
Canada Housing Trust, 4.6%, 2011 (n)	CAD	500,000	504,471
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$1,090,000	1,348,936
ING Bank N.V., 3.9%, 2014 (n)		1,060,000	1,160,218
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		1,300,000	1,217,993
LeasePlan Corp. N.V., 3%, 2012 (n)		470,000	485,586
Lloyds TSB Bank PLC, FRN, 1.29%, 2012 (n)		1,000,000	1,010,563
Royal Bank of Scotland PLC, FRN, 0.985%, 2012 (n)		1,497,000	1,504,994
Swedbank AB, 2.8%, 2012 (n)		300,000	308,611
Vestjysk Bank A/S, FRN, 0.842%, 2013 (z)		710,000	716,134
Westpac Banking Corp., 3.45%, 2014 (n)		520,000	553,731

			$9,352,141
International Market Sovereign - 13.7%
Federal Republic of Germany, 3.75%, 2015	EUR	1,737,000	$2,631,220
Federal Republic of Germany, 4.25%, 2018	EUR	2,072,000	3,278,055
Federal Republic of Germany, 6.25%, 2030	EUR	843,000	1,713,363
Government of Bermuda, 5.603%, 2020 (n)		$295,000	321,521

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
Government of Canada, 4.5%, 2015	CAD	546,000	$597,008
Government of Canada, 4.25%, 2018	CAD	290,000	318,554
Government of Canada, 5.75%, 2033	CAD	86,000	114,958
Government of Japan, 1.5%, 2012	JPY	125,000,000	1,587,554
Government of Japan, 1.3%, 2014	JPY	273,300,000	3,538,096
Government of Japan, 1.7%, 2017	JPY	384,350,000	5,159,121
Government of Japan, 2.2%, 2027	JPY	123,300,000	1,654,581
Government of Japan, 2.4%, 2037	JPY	130,200,000	1,764,941
Kingdom of Belgium, 5.5%, 2017	EUR	377,000	610,971
Kingdom of Spain, 4.6%, 2019	EUR	409,000	591,065
Kingdom of the Netherlands, 3.75%, 2014	EUR	1,846,000	2,776,166
Kingdom of the Netherlands, 5.5%, 2028	EUR	226,000	415,236
Republic of Austria, 4.65%, 2018	EUR	893,000	1,409,833
Republic of France, 4.75%, 2012	EUR	844,000	1,256,989
Republic of France, 6%, 2025	EUR	707,000	1,314,145
Republic of France, 4.75%, 2035	EUR	958,000	1,633,280
Republic of Italy, 4.75%, 2013	EUR	1,713,000	2,521,504
Republic of Italy, 5.25%, 2017	EUR	2,300,000	3,580,155
United Kingdom Treasury, 8%, 2015	GBP	874,000	1,820,744
United Kingdom Treasury, 8%, 2021	GBP	330,000	759,311
United Kingdom Treasury, 4.25%, 2036	GBP	458,000	747,857

			$42,116,228
Local Authorities - 0.6%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 2.756%, 2043		$820,000	$828,462
Province of Ontario, 5.45%, 2016		745,000	879,464

			$1,707,926
Machinery & Tools - 0.7%
Atlas Copco AB, 5.6%, 2017 (n)		$1,073,000	$1,183,165
Case Corp., 7.25%, 2016		145,000	158,050
Case New Holland, Inc., 7.875%, 2017 (n)		580,000	648,150
Rental Service Corp., 9.5%, 2014		195,000	203,531

			$2,192,896
Major Banks - 5.0%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049		$1,840,000	$1,301,800
Bank of America Corp., 7.375%, 2014		460,000	521,479
Bank of America Corp., 8% to 2018, FRN to 2049		465,000	469,264
Bank of New York Mellon Corp., 4.3%, 2014		480,000	526,177
Barclays Bank PLC, 5.125%, 2020		770,000	834,142
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)		226,000	216,395

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	$600,000	$604,500
Commonwealth Bank of Australia, 5%, 2019 (n)	760,000	824,787
Credit Suisse New York, 5.5%, 2014	650,000	731,469
Goldman Sachs Group, Inc., 6%, 2014	450,000	505,528
Goldman Sachs Group, Inc., 7.5%, 2019	804,000	967,818
HSBC USA, Inc., 4.875%, 2020	930,000	966,251
JPMorgan Chase Capital XXII, 6.45%, 2037	616,000	593,571
JPMorgan Chase Capital XXVII, 7%, 2039	161,000	162,864
Macquarie Group Ltd., 6%, 2020 (n)	933,000	972,111
Merrill Lynch & Co., Inc., 6.4%, 2017	400,000	435,809
Morgan Stanley, 6.75%, 2011	640,000	657,434
Morgan Stanley, 6%, 2014	620,000	682,098
Morgan Stanley, 7.3%, 2019	250,000	288,339
Morgan Stanley, 5.625%, 2019	420,000	441,025
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (d)(n)	145,000	119,081
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	505,000	489,850
Standard Chartered PLC, 3.85%, 2015 (n)	850,000	898,306
UFJ Finance Aruba AEC, 6.75%, 2013	648,000	737,203
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	405,000	425,250

		$15,372,551
Medical & Health Technology & Services - 3.1%
Biomet, Inc., 10%, 2017	$190,000	$210,900
Biomet, Inc., 11.625%, 2017	290,000	326,613
Cardinal Health, Inc., 5.8%, 2016	840,000	982,135
Community Health Systems, Inc., 8.875%, 2015	610,000	652,700
Cooper Cos., Inc., 7.125%, 2015	265,000	274,938
Davita, Inc., 6.375%, 2018	265,000	270,963
Davita, Inc., 6.625%, 2020	125,000	128,594
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	185,000	215,988
HCA, Inc., 9.25%, 2016	1,240,000	1,342,300
HCA, Inc., 8.5%, 2019	205,000	230,625
HealthSouth Corp., 8.125%, 2020	500,000	540,000
Hospira, Inc., 6.05%, 2017	490,000	567,056
McKesson Corp., 5.7%, 2017	370,000	423,767
Owens & Minor, Inc., 6.35%, 2016	710,000	728,477
Psychiatric Solutions, Inc., 7.75%, 2015	175,000	182,000
Psychiatric Solutions, Inc., 7.75%, 2015	100,000	104,000
Tenet Healthcare Corp., 9.25%, 2015	470,000	519,350
Tenet Healthcare Corp., 8%, 2020 (n)	100,000	101,625
U.S. Oncology, Inc., 10.75%, 2014	275,000	284,969
United Surgical Partners International, Inc., 8.875%, 2017	85,000	89,463

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - continued
United Surgical Partners International, Inc., 9.25%, 2017 (p)	$130,000	$137,475
Universal Hospital Services, Inc., 8.5%, 2015 (p)	475,000	495,188
Universal Hospital Services, Inc., FRN, 4.134%, 2015	90,000	81,000
Vanguard Health Systems, Inc., 8%, 2018	320,000	337,200
VWR Funding, Inc., 10.25%, 2015 (p)	359,125	379,775

		$9,607,101
Metals & Mining - 1.4%
Arch Coal, Inc., 7.25%, 2020	$125,000	$136,875
Arch Western Finance LLC, 6.75%, 2013	139,000	140,390
Bumi Investment Pte Ltd., 10.75%, 2017 (n)	100,000	104,333
Cloud Peak Energy, Inc., 8.25%, 2017	275,000	299,063
Cloud Peak Energy, Inc., 8.5%, 2019	365,000	401,500
CONSOL Energy, Inc., 8%, 2017 (n)	195,000	213,525
CONSOL Energy, Inc., 8.25%, 2020 (n)	130,000	144,950
Gold Fields Orogen Holdings Ltd., 4.875%, 2020 (z)	1,238,000	1,215,142
Southern Copper Corp., 5.375%, 2020	135,000	143,220
Southern Copper Corp., 6.75%, 2040	450,000	483,482
Teck Resources Ltd., 10.25%, 2016	44,000	54,340
U.S. Steel Corp., 7.375%, 2020	195,000	203,531
Vale Overseas Ltd., 4.625%, 2020	437,000	452,428
Vale Overseas Ltd., 6.875%, 2039	303,000	347,667

		$4,340,446
Mortgage-Backed - 1.8%
Fannie Mae, 5.5%, 2019 - 2034	$2,268,845	$2,462,138
Fannie Mae, 6.5%, 2031	153,173	173,285
Fannie Mae, 6%, 2034 (f)	1,807,087	2,002,357
Freddie Mac, 4.224%, 2020	818,658	874,667

		$5,512,447
Natural Gas - Distribution - 0.4%
AmeriGas Partners LP, 7.125%, 2016	$300,000	$312,750
Ferrellgas Partners LP, 8.625%, 2020	295,000	325,975
Inergy LP, 6.875%, 2014	250,000	255,625
Inergy LP, 7%, 2018 (n)	240,000	250,800

		$1,145,150
Natural Gas - Pipeline - 2.0%
Atlas Pipeline Partners LP, 8.125%, 2015	$240,000	$247,200
Atlas Pipeline Partners LP, 8.75%, 2018	270,000	282,150
CenterPoint Energy, Inc., 7.875%, 2013	1,096,000	1,262,153
Crosstex Energy, Inc., 8.875%, 2018	300,000	324,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
El Paso Corp., 8.25%, 2016	$275,000	$312,469
El Paso Corp., 7%, 2017	410,000	446,916
El Paso Corp., 7.75%, 2032	145,000	155,276
Energy Transfer Equity LP, 7.5%, 2020	125,000	136,250
Enterprise Products Partners LP, FRN, 8.375%, 2066	181,000	190,955
Enterprise Products Partners LP, FRN, 7.034%, 2068	113,000	116,673
Kinder Morgan Finance Corp., 5.35%, 2011	1,516,000	1,527,370
MarkWest Energy Partners LP, 6.875%, 2014	235,000	240,288
Markwest Energy Partners LP, 6.75%, 2020	60,000	61,350
Spectra Energy Capital LLC, 8%, 2019	679,000	858,348

		$6,161,398
Network & Telecom - 2.8%
AT&T, Inc., 5.5%, 2018	$660,000	$768,369
Axtel S.A.B. de C.V., 9%, 2019 (n)	372,000	343,635
CenturyLink, Inc., 7.6%, 2039	840,000	840,177
Cincinnati Bell, Inc., 8.25%, 2017	90,000	91,350
Cincinnati Bell, Inc., 8.75%, 2018	310,000	299,925
Citizens Communications Co., 9%, 2031	115,000	128,225
France Telecom, 4.375%, 2014	640,000	706,798
Frontier Communications Corp., 8.5%, 2020	310,000	358,050
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	465,000	492,900
Qwest Communications International, Inc., 8%, 2015	105,000	114,188
Qwest Communications International, Inc., 7.125%, 2018 (n)	270,000	286,875
Qwest Corp., 7.5%, 2014	560,000	639,800
Telefonica S.A., 5.877%, 2019	760,000	870,868
Telemar Norte Leste S.A., 5.5%, 2020 (z)	242,000	243,513
Verizon Communications, Inc., 8.75%, 2018	690,000	948,611
Verizon New England, Inc., 6.5%, 2011	450,000	471,547
Windstream Corp., 8.625%, 2016	585,000	621,563
Windstream Corp., 8.125%, 2018 (n)	55,000	59,263
Windstream Corp., 7.75%, 2020 (n)	150,000	159,000

		$8,444,657
Oil Services - 0.5%
Allis-Chalmers Energy, Inc., 8.5%, 2017	$115,000	$115,575
Basic Energy Services, Inc., 7.125%, 2016	105,000	99,750
Edgen Murray Corp., 12.25%, 2015	175,000	142,188
Expro Finance Luxembourg, 8.5%, 2016 (n)	320,000	315,200
McJunkin Red Man Holding Corp., 9.5%, 2016 (n)	150,000	138,000
Pioneer Drilling Co., 9.875%, 2018	220,000	231,000
Pride International, Inc., 6.875%, 2020	400,000	453,000

		$1,494,713

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Oils - 0.3%
LUKOIL International Finance B.V., 6.125%, 2020 (z)	$758,000	$751,034
Petroplus Holdings AG, 9.375%, 2019 (n)	210,000	201,600

		$952,634
Other Banks & Diversified Financials - 4.5%
Alfa Bank, 7.875%, 2017 (n)	$490,000	$494,949
American Express Centurion Bank, 5.2%, 2010	840,000	842,246
American Express Centurion Bank, 5.5%, 2013	510,000	556,194
Banco Internacional del Peru, 5.75%, 2020 (z)	103,000	103,515
Banco Santander U.S. Debt S.A.U., 2.991%, 2013 (z)	800,000	804,189
Bangkok Bank (Hong Kong), 4.8%, 2020 (z)	494,000	488,447
Bank of China (Hong Kong) Ltd., 5.55%, 2020 (n)	1,153,000	1,219,312
Bosphorus Financial Services Ltd., FRN, 2.176%, 2012 (z)	300,000	295,013
Capital One Financial Corp., 8.8%, 2019	660,000	837,149
Capital One Financial Corp., 10.25%, 2039	910,000	987,350
Citigroup Capital XXI, 8.3% to 2037, FRN to 2077	200,000	209,250
Citigroup, Inc., 6.375%, 2014	630,000	707,114
Citigroup, Inc., 6.01%, 2015	530,000	587,362
Citigroup, Inc., 8.5%, 2019	461,000	578,867
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	645,000	738,086
LBG Capital No. 1 PLC, 7.875%, 2020 (n)	375,000	371,250
Lloyds TSB Bank PLC, 5.8%, 2020 (n)	1,090,000	1,166,495
Svenska Handelsbanken AB, 4.875%, 2014 (n)	910,000	1,002,088
UBS AG, 4.875%, 2020	250,000	268,036
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	1,120,000	1,107,456
Zhaikmunai Finance B.V., 10.5%, 2015 (z)	318,000	313,628

		$13,677,996
Pharmaceuticals - 1.4%
Celgene Corp., 3.95%, 2020	$890,000	$887,795
Pfizer, Inc., 6.2%, 2019	1,280,000	1,569,344
Roche Holdings, Inc., 6%, 2019 (n)	1,130,000	1,363,314
Teva Pharmaceutical Finance LLC, 5.55%, 2016	359,000	419,568
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)	25,000	26,094
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	25,000	26,250

		$4,292,365
Pollution Control - 0.6%
Allied Waste North America, Inc., 7.125%, 2016	$1,015,000	$1,082,244
Republic Services, Inc., 5.25%, 2021	730,000	809,785

		$1,892,029

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Precious Metals & Minerals - 0.1%
ALROSA Finance S.A., 7.75%, 2020 (z)	$413,000	$414,313

Printing & Publishing - 0.4%
American Media Operations, Inc., 9%, 2013 (p)(z)	$28,417	$27,707
American Media Operations, Inc., 14%, 2013 (p)(z)	298,068	179,627
Nielsen Finance LLC, 10%, 2014	55,000	57,819
Nielsen Finance LLC, 11.5%, 2016	205,000	235,750
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	533,000	542,994
Nielsen Finance LLC, 7.75%, 2018 (z)	125,000	129,531

		$1,173,428
Railroad & Shipping - 0.2%
Kansas City Southern Railway, 8%, 2015	$380,000	$410,400
Panama Canal Railway Co., 7%, 2026 (n)	320,487	276,821

		$687,221
Real Estate - 1.1%
Developers Diversified Realty Corp., REIT, 7.875%, 2020	$125,000	$135,678
Entertainment Properties Trust, REIT, 7.75%, 2020 (n)	250,000	259,375
Kimco Realty Corp., REIT, 6.875%, 2019	191,000	221,601
Simon Property Group, Inc., REIT, 6.1%, 2016	1,790,000	2,087,677
WEA Finance LLC, REIT, 6.75%, 2019 (n)	590,000	695,044

		$3,399,375
Retailers - 2.1%
AutoZone, Inc., 6.5%, 2014	$1,210,000	$1,375,906
Couche-Tard, Inc., 7.5%, 2013	490,000	497,350
Express LLC/Express Finance Corp., 8.75%, 2018	180,000	191,700
Limited Brands, Inc., 5.25%, 2014	242,000	250,470
Limited Brands, Inc., 6.9%, 2017	205,000	222,425
Limited Brands, Inc., 6.95%, 2033	115,000	107,238
Macy’s, Inc., 8.375%, 2015	860,000	1,004,050
Neiman Marcus Group, Inc., 10.375%, 2015	285,000	300,675
QVC, Inc., 7.375%, 2020 (n)	225,000	240,750
Rent-A-Center, Inc., 6.625%, 2020	45,000	45,450
Sally Beauty Holdings, Inc., 10.5%, 2016	560,000	614,600
Staples, Inc., 9.75%, 2014	690,000	854,679
Toys “R” Us, Inc., 10.75%, 2017	415,000	474,138
Toys “R” Us, Inc., 8.5%, 2017 (n)	150,000	162,375

		$6,341,806
Specialty Stores - 0.2%
Michaels Stores, Inc., 11.375%, 2016	$210,000	$231,525

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Specialty Stores - continued
Michaels Stores, Inc., 7.75%, 2018 (z)	$210,000	$207,900
Payless ShoeSource, Inc., 8.25%, 2013	276,000	280,830

		$720,255
Steel - 0.0%
Steel Capital S.A., 6.7%, 2017 (z)	$114,000	$113,296

Supermarkets - 0.3%
Delhaize Group, 5.875%, 2014	$740,000	$837,013

Telecommunications - Wireless - 2.5%
American Tower Corp., 4.625%, 2015	$440,000	$474,041
Clearwire Corp., 12%, 2015 (n)	630,000	697,725
Cricket Communications, Inc., 7.75%, 2016	195,000	210,113
Crown Castle International Corp., 9%, 2015	175,000	195,563
Crown Castle International Corp., 7.75%, 2017 (n)	125,000	140,313
Crown Castle International Corp., 7.125%, 2019	445,000	489,500
Crown Castle Towers LLC, 6.113%, 2020 (n)	838,000	932,023
Digicel Group Ltd., 12%, 2014 (n)	100,000	117,125
Digicel Group Ltd., 10.5%, 2018 (n)	345,000	379,931
Globo Communicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049 (n)	100,000	103,000
MetroPCS Wireless, Inc., 9.25%, 2014	53,000	55,518
MetroPCS Wireless, Inc., 7.875%, 2018	125,000	134,063
MTS International Funding Ltd., 8.625%, 2020 (n)	100,000	116,125
Net Servicos de Comunicacao S.A., 7.5%, 2020 (n)	359,000	415,991
Nextel Communications, 7.375%, 2015	210,000	210,788
NII Holdings, Inc., 10%, 2016	255,000	289,106
NII Holdings, Inc., 8.875%, 2019	165,000	183,563
Rogers Cable, Inc., 5.5%, 2014	659,000	742,389
SBA Communications Corp., 8.25%, 2019	100,000	112,500
Sprint Capital Corp., 6.875%, 2028	145,000	136,663
Sprint Nextel Corp., 8.375%, 2017	580,000	639,450
Sprint Nextel Corp., 8.75%, 2032	155,000	170,113
Wind Acquisition Finance S.A., 12%, 2015 (n)	532,000	563,920

		$7,509,523
Telephone Services - 0.1%
Frontier Communications Corp., 8.125%, 2018	$315,000	$359,100

Tobacco - 1.5%
Alliance One International, Inc., 10%, 2016	$170,000	$187,000
Altria Group, Inc., 9.25%, 2019	1,040,000	1,427,893

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Tobacco - continued
B.A.T. International Finance PLC, 8.125%, 2013 (n)	$810,000	$960,492
Lorillard Tobacco Co., 8.125%, 2019	329,000	380,124
Lorillard Tobacco Co., 6.875%, 2020	480,000	515,092
Reynolds American, Inc., 6.75%, 2017	1,040,000	1,178,923

		$4,649,524
Transportation - Services - 0.8%
American Petroleum Tankers LLC, 10.25%, 2015 (z)	$65,000	$67,600
Commercial Barge Line Co., 12.5%, 2017	475,000	535,563
Erac USA Finance Co., 6.375%, 2017 (n)	930,000	1,087,788
Hertz Corp., 8.875%, 2014	440,000	452,100
Hertz Corp., 7.5%, 2018 (n)	195,000	200,850
Navios Maritime Acquisition Corp., 8.625%, 2017 (z)	120,000	121,200

		$2,465,101
Utilities - Electric Power - 4.3%
AES Corp., 8%, 2017	$670,000	$737,000
Allegheny Energy, Inc., 5.75%, 2019 (n)	800,000	839,078
Calpine Corp., 8%, 2016 (n)	280,000	303,100
Calpine Corp., 7.875%, 2020 (n)	50,000	52,375
CMS Energy Corp., 4.25%, 2015	760,000	775,092
Colbun S.A., 6%, 2020 (n)	637,000	689,198
Duke Energy Corp., 3.35%, 2015	1,130,000	1,203,842
Dynegy Holdings, Inc., 7.75%, 2019	530,000	361,725
Edison Mission Energy, 7%, 2017	490,000	361,375
EDP Finance B.V., 6%, 2018 (n)	1,100,000	1,141,446
Enel Finance International S.A., 5.125%, 2019 (n)	1,478,000	1,601,298
Energy Future Holdings Corp., 10%, 2020 (n)	360,000	377,065
Energy Future Holdings Corp., 10%, 2020	590,000	617,967
Entergy Corp., 5.125%, 2020	630,000	637,799
Exelon Generation Co. LLC, 5.2%, 2019	360,000	397,383
Exelon Generation Co. LLC, 6.25%, 2039	740,000	770,726
FirstEnergy Corp., 6.45%, 2011	39,000	40,750
Genon Escrow Corp., 9.875%, 2020 (z)	225,000	219,375
Mirant North America LLC, 7.375%, 2013	385,000	395,106
NRG Energy, Inc., 7.375%, 2016	400,000	416,456
Pacific Gas & Electric Co., 4.2%, 2011	630,000	637,677
Texas Competitive Electric Holdings LLC, 10.25%, 2015	300,000	186,000
Waterford 3 Funding Corp., 8.09%, 2017	433,207	441,634

		$13,203,467
Utilities - Gas - 0.4%
Keyspan Corp., 7.625%, 2010	$1,281,000	$1,283,408
Total Bonds (Identified Cost, $282,808,563)		$301,877,323

Portfolio of Investments – continued

Floating Rate Loans (g)(r) - 0.5%
Issuer	Shares/Par	Value ($)

Automotive - 0.2%
Allison Transmission, Inc., Term Loan B, 3.02%, 2014	$315,901	$302,871
Ford Motor Co., Term Loan B, 3.03%, 2013	250,726	248,113

		$550,984
Broadcasting - 0.1%
Gray Television, Inc., Term Loan B, 3.76%, 2014	$113,214	$109,534
New Young Broadcasting Holding Co., Inc., Term Loan, 8%, 2015	84,919	84,777

		$194,311
Consumer Services - 0.0%
Realogy Corp., Letter of Credit B, 3.25%, 2013	$18,454	$16,688
Realogy Corp., Term Loan B, 3.25%, 2013	135,383	122,425

		$139,113
Financial Institutions - 0.0%
American General Finance Corp., Term Loan, 7.25%, 2015	$49,540	$49,966

Gaming & Lodging - 0.1%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014 (d)	$310,737	$5,438
MGM Mirage, Inc., Term Loan E, 7%, 2014 (o)	419,278	395,111

		$400,549
Utilities - Electric Power - 0.1%
TXU Corp., Term Loan B-2, 3.92%, 2014	$250,181	$196,048
Total Floating Rate Loans (Identified Cost, $1,679,424)		$1,530,971

Common Stocks - 0.1%
Automotive - 0.0%
Accuride Corp.	26,727	$33,141

Broadcasting - 0.0%
New Young Broadcasting Holding Co., Inc.	38	$81,700

Construction - 0.1%
Nortek, Inc.	2,424	$101,032

Printing & Publishing - 0.0%
American Media, Inc. (a)	4,766	$29,171
Quad/Graphics, Inc.	312	13,950

		$43,121
Total Common Stocks (Identified Cost, $234,605)		$258,994

Portfolio of Investments – continued

Preferred Stocks - 0.0%
Issuer			Shares/Par	Value ($)

Other Banks & Diversified Financials - 0.0%
Citigroup Capital XIII, 7.875% (Identified Cost, $60,625)			2,425	$64,263

	Strike Price	First Exercise
Warrants - 0.1%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $196,176) (a)	$0.01	7/14/10	103	$221,450

Convertible Bonds - 0.0%
Automotive - 0.0%
Accuride Corp., 7.5%, 2020 (Identified Cost, $39,613)			$39,613	$116,858

Money Market Funds (v) -1.0%
MFS Institutional Money Market Portfolio, 0.21%, at Cost and Net Asset Value			3,146,433	$3,146,433
Total Investments (Identified Cost, $288,165,439)				$307,216,292

Other Assets, Less Liabilities - 0.0%				63,600
Net Assets - 100.0%				$307,279,892

(a)	Non-income producing security.
(d)	Non-income producing security – in default.
(e)	Guaranteed by Minister for Finance of Ireland.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $70,923,559, representing 23.1% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or

Portfolio of Investments – continued

to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
ALROSA Finance S.A., 7.75%, 2020	10/28/10	$413,000	$414,313
American Media Operations, Inc., 9%, 2013	1/30/09-5/30/10	20,433	27,707
American Media Operations, Inc., 14%, 2013	1/30/09-6/28/10	198,897	179,627
American Petroleum Tankers LLC, 10.25%, 2015	5/06/10	63,312	67,600
Anthracite Ltd., “A”, CDO, FRN, 0.616%, 2019	1/28/10	325,993	337,326
Anthracite Ltd., CDO, 6%, 2037	5/14/02	1,074,596	60,000
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045	9/21/04	788,284	56,250
Banco Internacional del Peru, 5.75%, 2020	9/30/10	102,816	103,515
Banco Santander U.S. Debt S.A.U., 2.991%, 2013	9/27/10	800,000	804,189
Banco del Estado de Chile, 4.125%, 2020	9/30/10	99,244	100,577
Bangkok Bank (Hong Kong), 4.8%, 2020	10/13/10	491,912	488,447
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.855%, 2040	3/01/06	510,578	228,228
Bosphorus Financial Services Ltd., FRN, 2.176%, 2012	3/08/05	300,000	295,013
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	3/08/07	233,762	237,077
Capital Trust Realty Ltd., CDO, 5.16%, 2035	9/16/10	901,122	900,000
Carrizo Oil & Gas, Inc., 8.625%, 2018	10/28/10-10/29/10	336,969	339,188
Chase Commercial Mortgage Securities Corp., 6.6%, 2029	6/07/00	943,427	997,404
Corporacion Nacional del Cobre de Chile, 3.75%, 2020	10/28/10	414,569	418,227
Crest Ltd., “A1” CDO, FRN, 0.769%, 2018	1/21/10	615,988	669,996
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	504,383	529,354
Dubai Electricity & Water Authority, 6.375%, 2016	10/14/10	127,000	125,802
Dubai Electricity & Water Authority, 7.375%, 2020	10/14/10	456,000	448,464
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	321,194	288,669
Falcon Franchise Loan LLC, FRN, 3.36%, 2023	1/29/03	122,754	122,784
Falcon Franchise Loan LLC, FRN, 3.26%, 2025	10/28/02	261,332	220,275
GMAC LLC, FRN, 6.02%, 2033	11/17/00	1,758,000	1,815,573
Genon Escrow Corp., 9.875%, 2020	10/08/10	221,635	219,375
Georgia-Pacific Corp., 5.4%, 2020	10/27/10	155,084	157,560
Gold Fields Orogen Holdings Ltd., 4.875%, 2020	9/30/10	1,229,343	1,215,142

Portfolio of Investments – continued

Restricted Securities (continued)	Acquisition Date	Cost	Current Market Value
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015	7/16/10	$309,917	$316,790
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020	10/27/10	70,000	72,800
LBI Media, Inc., 8.5%, 2017	7/18/07	187,612	160,788
LUKOIL International Finance B.V., 6.125%, 2020	10/29/10	751,034	751,034
Local TV Finance LLC, 10%, 2015	11/13/07-6/15/10	339,885	297,373
Michaels Stores, Inc., 7.75%, 2018	10/07/10-10/20/10	207,845	207,900
Momentive Performance Materials, Inc., 9%, 2021	10/27/10	145,000	150,438
Morgan Stanley Capital I, Inc., 1%, 2039	7/20/04	219,105	244,877
Nationstar Mortgage LLC, 10.875%, 2015	3/23/10	126,702	117,650
Navios Maritime Acquisition Corp., 8.625%, 2017	10/06/10	120,000	121,200
Nielsen Finance LLC, 7.75%, 2018	9/30/10	124,088	129,531
Omnova Solutions, Inc., 7.875%, 2018	10/22/10	95,000	97,138
Prudential Securities Secured Financing Corp., FRN, 7.285%, 2013	12/06/04	906,860	884,740
Reynolds Group, 7.125%, 2019	10/06/10	150,000	156,375
SCF Capital Ltd., 5.375%, 2017	10/20/10	526,000	516,000
Salomon Brothers Mortgage Securities, Inc., FRN, 6.724%, 2032	1/07/05	1,172,667	1,140,958
Sappi Papier Holding GmbH, 6.75%, 2012	7/29/10-8/02/10	145,898	146,810
Sino-Forest Corp., 6.25%, 2017	10/14/10	35,000	35,131
Steel Capital S.A., 6.7%, 2017	10/14/10	114,000	113,296
Telemar Norte Leste S.A., 5.5%, 2020	4/23/09	197,306	243,513
USI Holdings Corp., 9.75%, 2015	4/26/07-9/13/07	322,026	320,800
Univision Communications, Inc., 7.875%, 2020	10/18/10-10/25/10	138,822	141,750
VTB Capital S.A., 6.551%, 2020	10/06/10	1,069,000	1,079,904
Vestjysk Bank A/S, FRN, 0.842%, 2013	6/10/10	710,000	716,134
Zhaikmunai Finance B.V., 10.5%, 2015	10/12/10	318,000	313,628
Total Restricted Securities			$20,344,240
% of Net Assets			6.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
SEK	Swedish Krona

Derivative Contracts at 10/31/10

Forward Foreign Currency Exchange Contracts at 10/31/10

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	CAD	Goldman Sachs International	1,303,933	11/03/10	$1,276,680	$1,278,462	$1,782
SELL	CAD	CS First Boston	331,814	1/12/11	329,910	324,780	5,130
SELL	CAD	HSBC Bank	79,053	11/03/10	77,774	77,509	265
SELL	IDR	JP Morgan Chase Bank	4,086,041,000	11/03/10	457,307	457,105	202
BUY	SEK	CS First Boston	281,704	1/12/11	42,007	42,072	65

							$7,444

Liability Derivatives
SELL	CAD	Goldman Sachs International	2,528,813	11/03/10- 1/12/11	$2,469,403	$2,477,246	$(7,843)
BUY	CNY	HSBC Bank	9,233,000	12/15/10	1,396,400	1,385,741	(10,659)
BUY	EUR	JPMorgan Chase Bank	1,143,355	1/12/11	1,591,578	1,589,811	(1,767)
SELL	EUR	UBS AG	9,885,885	12/15/10	12,663,300	13,752,221	(1,088,921)
SELL	GBP	Barclays	1,021,362	1/12/11	1,626,008	1,635,677	(9,669)
SELL	GBP	Deutsche Bank	1,021,362	1/12/11	1,625,641	1,635,677	(10,036)
BUY	IDR	HSBC Bank	4,086,041,000	11/03/10	458,179	457,105	(1,074)
BUY	IDR	JP Morgan Chase Bank	4,086,041,000	12/20/10	455,879	453,747	(2,132)
SELL	JPY	JPMorgan Chase Bank	256,897,547	1/12/11	3,141,210	3,194,792	(53,582)
BUY	KRW	JP Morgan Chase Bank	517,083,000	12/06/10	462,341	458,839	(3,502)

							$(1,189,185)

Portfolio of Investments – continued

Futures Contracts Outstanding at 10/31/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 10 yr (Long)	USD	15	$1,894,219	December - 2010	$13,424
U.S. Treasury Bond 30 yr (Short)	USD	15	1,964,063	December - 2010	41,483

					$54,907

Swap Agreements at 10/31/10

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swaps
9/20/14	USD	1,260,000 (a	)	Goldman Sachs International	1.00% (fixed rate)	(1)	$22,750

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Cargill Inc., 7.375%, 10/01/2025, an A2 rated bond. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums received by the fund amounted to $2,253

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $285,019,006)	$304,069,859
Underlying funds, at cost and value	3,146,433
Total investments, at value (identified cost, $288,165,439)	$307,216,292
Cash	12,602
Receivables for
Forward foreign currency exchange contracts	7,444
Investments sold	2,138,438
Fund shares sold	764,867
Interest and dividends	4,771,400
Swaps, at value (net unamortized premiums received, $2,253)	22,750
Receivable from investment adviser	49,581
Total assets	$314,983,374
Liabilities
Payables for
Distributions	$375,494
Forward foreign currency exchange contracts	1,189,185
Daily variation margin on open futures contracts	4,453
Investments purchased	4,813,150
Fund shares reacquired	1,067,766
Payable to affiliates
Investment adviser	20,150
Shareholder servicing costs	68,217
Distribution and service fees	15,330
Administrative services fee	537
Payable for independent Trustees’ compensation	44,677
Accrued expenses and other liabilities	104,523
Total liabilities	$7,703,482
Net assets	$307,279,892
Net assets consist of
Paid-in capital	$307,747,466
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	17,976,631
Accumulated net realized gain (loss) on investments and foreign currency transactions	(18,860,161)
Undistributed net investment income	415,956
Net assets	$307,279,892
Shares of beneficial interest outstanding	45,865,063

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$216,199,878	32,171,274	$6.72
Class B	39,468,160	5,924,758	6.66
Class C	46,789,057	7,051,012	6.64
Class I	4,822,797	718,019	6.72

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.06 [100 / 95.25 x $6.72]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/10

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$17,704,987
Dividends	10,775
Dividends from underlying funds	16,486
Foreign taxes withheld	(60)
Total investment income	$17,732,188
Expenses
Management fee	$1,863,756
Distribution and service fees	1,317,897
Shareholder servicing costs	443,735
Administrative services fee	50,408
Independent Trustees’ compensation	16,914
Custodian fee	88,425
Shareholder communications	55,338
Auditing fees	56,498
Legal fees	6,528
Miscellaneous	92,911
Total expenses	$3,992,410
Fees paid indirectly	(105)
Reduction of expenses by investment adviser	(467,349)
Net expenses	$3,524,956
Net investment income	$14,207,232
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$2,951,199
Futures contracts	137,320
Swap transactions	(1,948)
Foreign currency transactions	1,924,161
Net realized gain (loss) on investments and foreign currency transactions	$5,010,732
Change in unrealized appreciation (depreciation)
Investments	$15,608,535
Futures contracts	(22,500)
Swap transactions	(4,333)
Translation of assets and liabilities in foreign currencies	(1,080,227)
Net unrealized gain (loss) on investments and foreign currency translation	$14,501,475
Net realized and unrealized gain (loss) on investments and foreign currency	$19,512,207
Change in net assets from operations	$33,719,439

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2010	2009
Change in net assets
From operations
Net investment income	$14,207,232	$12,959,964
Net realized gain (loss) on investments and foreign currency transactions	5,010,732	(7,667,469)
Net unrealized gain (loss) on investments and foreign currency translation	14,501,475	47,484,131
Change in net assets from operations	$33,719,439	$52,776,626
Distributions declared to shareholders
From net investment income	$(14,890,727)	$(16,971,763)
Change in net assets from fund share transactions	$18,819,504	$22,563,824
Total change in net assets	$37,648,216	$58,368,687
Net assets
At beginning of period	269,631,676	211,262,989
At end of period (including undistributed net investment income of $415,956 and accumulated distributions in excess of net investment income of $1,444,787, respectively)	$307,279,892	$269,631,676

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.30	$5.43	$6.67	$6.70	$6.67
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.33	$0.37	$0.39	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	0.98	(1.22)	(0.04)	0.05
Total from investment operations	$0.77	$1.31	$(0.85)	$0.35	$0.42
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.44)	$(0.39)	$(0.38)	$(0.39)
Net asset value, end of period	$6.72	$6.30	$5.43	$6.67	$6.70
Total return (%) (r)(s)(t)	12.56	25.36	(13.37)	5.41	6.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.28	1.28	1.29	1.33
Expenses after expense reductions (f)	1.02	0.92	0.83	0.83	0.83
Net investment income	5.14	5.86	5.74	5.79	5.55
Portfolio turnover	49	53	45	55	66
Net assets at end of period (000 omitted)	$216,200	$188,786	$147,255	$185,193	$194,376

See Notes to Financial Statements

Financial Statements – continued

Class B	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.24	$5.38	$6.59	$6.63	$6.59
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.29	$0.33	$0.34	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	0.96	(1.19)	(0.04)	0.07
Total from investment operations	$0.72	$1.25	$(0.86)	$0.30	$0.39
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.39)	$(0.35)	$(0.34)	$(0.35)
Net asset value, end of period	$6.66	$6.24	$5.38	$6.59	$6.63
Total return (%) (r)(s)(t)	11.80	24.45	(13.70)	4.57	6.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	2.01	1.94	1.94	1.97
Expenses after expense reductions (f)	1.77	1.63	1.48	1.48	1.48
Net investment income	4.46	5.22	5.16	5.13	4.90
Portfolio turnover	49	53	45	55	66
Net assets at end of period (000 omitted)	$39,468	$39,976	$38,838	$60,044	$77,822

Class C	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.22	$5.35	$6.56	$6.60	$6.56
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.29	$0.33	$0.34	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	0.97	(1.19)	(0.04)	0.07
Total from investment operations	$0.72	$1.26	$(0.86)	$0.30	$0.39
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.39)	$(0.35)	$(0.34)	$(0.35)
Net asset value, end of period	$6.64	$6.22	$5.35	$6.56	$6.60
Total return (%) (r)(s)(t)	11.82	24.74	(13.79)	4.56	6.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	2.01	1.95	1.94	1.98
Expenses after expense reductions (f)	1.77	1.64	1.48	1.48	1.48
Net investment income	4.47	5.19	5.19	5.14	4.90
Portfolio turnover	49	53	45	55	66
Net assets at end of period (000 omitted)	$46,789	$37,931	$23,491	$30,385	$29,892

See Notes to Financial Statements

Financial Statements – continued

Class I	Years ended 10/31
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$6.30	$5.43	$6.66	$6.71	$6.67
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.35	$0.39	$0.42	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.43	0.97	(1.20)	(0.06)	0.07
Total from investment operations	$0.78	$1.32	$(0.81)	$0.36	$0.46
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.45)	$(0.42)	$(0.41)	$(0.42)
Net asset value, end of period	$6.72	$6.30	$5.43	$6.66	$6.71
Total return (%) (r)(s)	12.84	25.71	(12.93)	5.46	7.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	1.00	0.93	0.95	0.98
Expenses after expense reductions (f)	0.77	0.64	0.48	0.48	0.48
Net investment income	5.36	6.10	6.10	6.08	5.89
Portfolio turnover	49	53	45	55	66
Net assets at end of period (000 omitted)	$4,823	$2,939	$1,679	$2,458	$14,437

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Strategic Income Fund (the fund) is a series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund may invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or

Notes to Financial Statements – continued

exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or

Notes to Financial Statements – continued

market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such

Notes to Financial Statements – continued

as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of October 31, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$111,354	$404,182	$29,171	$544,707
Non-U.S. Sovereign Debt	—	61,198,754	—	61,198,754
Corporate Bonds	—	167,538,856	—	167,538,856
Residential Mortgage-Backed Securities	—	5,512,447	—	5,512,447
Commercial Mortgage-Backed Securities	—	7,483,968	—	7,483,968
Asset-Backed Securities (including CDOs)	—	4,048,748	—	4,048,748
Foreign Bonds	—	56,211,408	—	56,211,408
Floating Rate Loans	—	1,530,971	—	1,530,971
Mutual Funds	3,146,433	—	—	3,146,433
Total Investments	$3,257,787	$303,929,334	$29,171	$307,216,292

Other Financial Instruments
Futures	$54,907	$—	$—	$54,907
Swaps	—	22,750	—	22,750
Forward Currency Contracts	—	(1,181,741)	—	(1,181,741)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/09	$6,387
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	22,784
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 10/31/10	$29,171

The net change in unrealized appreciation (depreciation) from investments still held as Level 3 at October 31, 2010 is $22,784.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are

Notes to Financial Statements – continued

recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$54,907	$—
Foreign Exchange Contracts	Foreign Exchange Contracts	7,444	(1,189,185)
Credit Contracts	Credit Default Swaps	22,750	—
Total		$85,101	$(1,189,185)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate Contracts	$137,320	$—	$—	$—
Foreign Exchange Contracts		—	1,997,749	(8,198)
Credit Contracts	—	(1,948)	—	—
Total	$137,320	$(1,948)	$1,997,749	$(8,198)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate Contracts	$(22,500)	$—	$—	$—
Foreign Exchange Contracts	—	—	(1,086,418)	3,151
Credit Contracts	—	(4,333)	—	—
Total	$(22,500)	$(4,333)	$(1,086,418)	$3,151

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a

Notes to Financial Statements – continued

certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on of the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and

Notes to Financial Statements – continued

obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position, if any, as of October 31, 2010 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At October 31, 2010, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These

Notes to Financial Statements – continued

adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/10	10/31/09
Ordinary income (including any short-term capital gains)	$14,890,727	$16,971,763

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/10
Cost of investments	$289,583,976
Gross appreciation	24,507,982
Gross depreciation	(6,875,666)
Net unrealized appreciation (depreciation)	$17,632,316
Undistributed ordinary income	2,139,252
Capital loss carryforwards	(16,572,294)
Other temporary differences	(3,666,848)

As of October 31, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

10/31/14	$(3,352,139)
10/31/16	(6,482,036)
10/31/17	(6,738,119)
$(16,572,294)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight

Notes to Financial Statements – continued

years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/10	Year ended 10/31/09
Class A	$10,912,847	$12,207,575
Class B	1,843,592	2,716,432
Class C	1,941,557	1,890,447
Class I	192,731	157,309
Total	$14,890,727	$16,971,763

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2012. For the year ended October 31, 2010, this waiver amounted to $143,370 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Prior to March 1, 2010, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses did not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I
0.95%	1.70%	1.70%	0.70%

This written agreement terminated on February 28, 2010. For the period November 1, 2009 through February 28, 2010, this reduction amounted to $151,452 and is reflected as a reduction of total expenses in the Statement of Operations.

Effective March 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and

Notes to Financial Statements – continued

investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets:

Class A	Class B	Class C	Class I
1.05%	1.80%	1.80%	0.80%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2012. For the period March 1, 2010 through October 31, 2010 this reduction amounted to $171,114 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $66,731 for the year ended October 31, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$505,052
Class B	0.75%	0.25%	1.00%	1.00%	395,381
Class C	0.75%	0.25%	1.00%	1.00%	417,464
Total Distribution and Service Fees					$1,317,897

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2010 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to May 14, 1991 are subject to a service fee of 0.15% annually. This agreement terminates on January 1, 2011.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent

Notes to Financial Statements – continued

deferred sales charges are paid to MFD and during the year ended October 31, 2010, were as follows:

Amount
Class A	$49
Class B	36,029
Class C	4,676

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2010, the fee was $219,757, which equated to 0.0766% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended October 31, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $223,978.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets . The administrative services fee incurred for the year ended October 31, 2010 was equivalent to an annual effective rate of 0.0176% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for

Notes to Financial Statements – continued

other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $1,760 and the Retirement Deferral plan resulted in an expense of $2,896. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $43,187 at October 31, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,778 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,413, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund may invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$20,797,879	$24,844,221
Investments (non-U.S. Government securities)	$139,703,978	$111,470,937

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,776,547	$43,542,988	7,278,579	$41,244,386
Class B	1,461,804	9,325,057	2,163,150	11,984,005
Class C	1,833,402	11,669,423	2,714,835	15,369,915
Class I	373,594	2,438,072	157,034	936,819
	10,445,347	$66,975,540	12,313,598	$69,535,125
Shares issued to shareholders in reinvestment of distributions
Class A	1,224,323	$7,903,233	1,619,265	$9,135,421
Class B	186,593	1,192,386	311,483	1,732,051
Class C	196,495	1,252,762	220,676	1,231,959
Class I	23,393	151,167	26,528	149,897
	1,630,804	$10,499,548	2,177,952	$12,249,328
Shares reacquired
Class A	(5,785,189)	$(37,277,442)	(6,064,667)	$(34,061,041)
Class B	(2,126,695)	(13,574,117)	(3,296,079)	(18,229,066)
Class C	(1,079,391)	(6,858,191)	(1,223,780)	(6,778,080)
Class I	(145,550)	(945,834)	(26,342)	(152,442)
	(9,136,825)	$(58,655,584)	(10,610,868)	$(59,220,629)
Net change
Class A	2,215,681	$14,168,779	2,833,177	$16,318,766
Class B	(478,298)	(3,056,674)	(821,446)	(4,513,010)
Class C	950,506	6,063,994	1,711,731	9,823,794
Class I	251,437	1,643,405	157,220	934,274
	2,939,326	$18,819,504	3,880,682	$22,563,824

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established

Notes to Financial Statements – continued

unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2010, the fund’s commitment fee and interest expense were $3,392 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,778,316	85,739,712	(84,371,595)	3,146,433

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$16,486	$3,146,433

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund (the Fund), (one of the portfolios comprising MFS Series Trust VIII), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 16, 2010

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
John Addeo
James Calmas
Robert Persons
Matthew Ryan
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one and five-year periods ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the advisory fee waiver and the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Investment professionals

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to a certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended October 31, 2010 and 2009, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Global Growth Fund	501,812	50,812

	Audit Fees
	2010	2009
Fees billed by E&Y:
MFS Strategic Income Fund	46,252	45,361

For the fiscal years ended October 31, 2010 and 2009, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Global Growth Fund	0	0	5,524	5,416	2,035	695
To MFS and MFS Related Entities of MFS Global Growth Fund *	1,422,611	1,091,529	0	0	0	142,584

	2010	2009
Aggregate fees for non-audit services:
To MFS Global Growth Fund, MFS and MFS Related Entities#	1,736,995	1,288,349

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2010	2009	2010	2009	2010	2009
Fees billed by E&Y:
To MFS Strategic Income Fund	0	0	9,276	9,173	0	0
To MFS and MFS Related Entities of MFS Strategic Income Fund*	0	0	0	0	0	0

	2010	2009[5]
Aggregate fees for non-audit services:
To MFS Strategic Income Fund, MFS and MFS Related Entities#	247,952	237,750

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings and, review of internal controls and review of Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	E&Y fees reported in 2009 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended October 31, 2009.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VIII

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: December 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: December 16, 2010

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2010

*	Print name and title of each signing officer under his or her signature.